UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 967-3509

Date of fiscal year end: August 31, 2012

Date of reporting period: February 29, 2012

EXPLANATORY NOTE: The Registrant is filing this amendment to its Form N-CSRS for the period ended February 29, 2012, originally filed with the Securities and Exchange Commission on May 7, 2012 (Accession Number 0001193125-12-215330) and amended on September 6, 2012 (Accession Number 0001193125-12-383981). The sole purpose of this amendment is to correct the Schedules of Investments and the Sector Allocation included in the Performance Overview that were filed with the original and amended Form N-CSRS filings. Except as set forth above, this Form N-CSRS/A does not amend, update or change any other items or disclosures found in the original Form N-CSRS filing.

ITEM 1.	REPORT TO STOCKHOLDERS.

G U I D A N C E | V I S I O N | E X P E R I E N C E

American Beacon FUNDS℠

Semi-Annual Report

February 29, 2012

FLEXIBLE BOND FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Important Information: There is no guarantee that each Fund’s investment objective will be met. Because the Flexible Bond Fund has a flexible approach to investing; the risks of the Fund are likewise varied. The primary risks fall into one of several broad categories including high yield securities risk, credit risk, foreign investment risk, derivatives risk, interest rate risk and non-diversification risk. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. Mortgage and asset-backed securities may be sensitive to changes in interest rates, subject to early repayment risk, and their value may fluctuate in response to the market’s perception of issuer creditworthiness; while generally supported by some form of government or private guarantee there is no assurance that private guarantors will meet their obligations. Income from municipal bonds may be subject to state and local taxes and at times the alternative minimum tax. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could result in losing more than the amount invested. Diversification does not ensure against loss. Investing in debt securities entails interest rate risk that debt securities will decrease in value with increases in market interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise. Please see the prospectus for a complete discussion of the Fund’s risks.

American Beacon Funds	February 29, 2012

Dear Shareholders,

The market volatility that characterized so much of 2011 continued into December but has eased in recent months. Among other things, positive economic data in the U.S. and action in Europe to address Greece’s debt have helped reassure investors and the broad market.

Nonetheless, the last six months have highlighted the potential benefits to long-term investors of owning funds that are able to participate in the market’s upward movement, while seeking to protect value when the markets turn down.

For the six-month period ended February 29, 2012:

- The American Beacon Flexible Bond Fund (Institutional Class) returned 2.60%.

These funds are all relatively recent additions to American Beacon’s suite of investment choices, highlighting our ongoing commitment to addressing the planning and diversification needs of today’s investor.

With an upcoming Presidential election, we will likely see further market gyrations in the months to come. Regardless of headlines, American Beacon remains focused on seeking opportunities and meeting market challenges to deliver the type of consistency in performance and service that our shareholders value.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

Global Bond Market Overview

February 29, 2012 (Unaudited)

Volatility and uncertainty continued to affect the global bond market for much of the last six months. Challenges ranged from the fallout of a potential Greek debt default to anxiety that a catastrophic collapse of Europe would lead to a global depression. Speculation was rampant about the possible fracture of the eurozone and fear that it could signal the early stages of a global sovereign debt-default contagion.

Concerns about China also unsettled the market. Although fears of a real-estate bubble burst in China appeared overdone, downward pressure on property was real. Additionally, 2012 is a transition year for leadership in China, usually a negative during a period of turbulence.

In the U.S., investor confidence remained shaky despite the year-end rally in equities. Political gridlock continued to prevent resolution of fiscal uncertainty and hampered a business sector struggling to overcome the forces of deleveraging.

Risk assets rallied sharply once 2012 began and many investors believed the success of the European Central Bank’s Long-Term Refinancing Operation was a main cause. This reduced the appeal of safe-haven bonds like those in the U.S., Canada, Australia and the U.K. In contrast, eurozone sovereigns gained value and yields fell because of the recent dramatic eurozone monetary policy response and a new deal to avert a disorderly Greek bankruptcy. Although Mexico’s bond yields had fallen in reaction to the improved eurozone situation, yields rose in February on strong U.S. economic data.

Stronger U.S. employment was a key to faster demand growth around the world. While the demand outlook has looked promising in recent months, gains have been offset by continued layoffs in the state and municipal sectors as Federal stimulus money to state and local governments runs out. Still, recent job gains and unemployment claim data have provided encouraging signs of a strengthening job market.

The “normal” pattern of the business cycle calls for 2012 to be an up year in the world economy. Typically, there is significant policy stimulus coming out of recession, just as there was in 2009. Once a recovery begins, policymakers tend to take their foot off the gas pedal or even tap the brakes. This played out in 2011 as the European

Central Bank (ECB) raised rates the first half of the year, Chinese authorities drained their financial system of liquidity to fight inflation and the Fed suspended QE2 on June 30. Last year’s global economic slowdown fits the classic profile of previous business cycles’ mid-course correction.

This year a fresh global reflationary push is underway, another not-uncommon development for this stage of the business cycle. The ECB has embarked on its own form of quantitative easing via long-term lending to commercial banks, and its balance sheet has ballooned since July. China has begun to ease economic policy, granting credits to small and medium enterprises, cutting taxes and reducing the reserve requirement ratio at banks. Brazil cut rates in the third quarter of 2011. Russia, India and Australia have followed. The Bank of England introduced a new liquidity facility. Policymakers are reacting to the credit squeeze/slowdown in economic activity through unorthodox balance sheet measures as in Europe or a combination of fiscal and monetary stimulus as in China. These pro-growth policies may help stabilize economic expectations and dominate investment trends for some time.

Overall, the U.S. economy continues to heal, corporate financial strength is extraordinary, and low interest rates, a very depressed dollar and moderately rising employment are supportive of an ongoing, modest recovery. Yet economic and financial risks remain elevated and stocks may not be able to sustain a longer-term rally until there is a more definitive resolution to the sovereign debt crisis in Europe, credible action from Washington to create a long-term sustainable budget, and a reacceleration of economic growth in the U.S.

American Beacon Flexible Bond Fund SM

Performance Overview

February 29, 2012 (Unaudited)

The Institutional Class of the Flexible Bond Fund (the “Fund”) returned 2.60% for the six months ended February 29, 2012. The Fund outperformed the Bank of America Merrill Lynch 3-Month LIBOR Index (the “Index”) return of 0.20%. The performance objective of the Fund is to generate positive total returns over a full market cycle and it successfully achieved positive absolute returns during the six-month period.

	Total Returns Periods ended 2/29/12
	6 Months*	Since Inception* (7/05/2011)
Institutional Class (1,2,4)	2.60%	3.31%
Y Class (1,2,4)	2.64%	3.35%
Investor Class(1,2,4)	2.55%	3.47%
A Class with sales charge (1,2,4)	-2.54%	-1.79%
A Class without sales charge (1,2,4)	2.30%	3.12%
C Class with sales charge (1,2,4)	1.18%	2.32%
C Class without sales charge (1,2,4)	2.18%	3.32%
BofA Merrill Lynch 3 Month LIBOR Index(3)	0.20%	0.19%

*	Not annualized
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
3.	The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.36%, 1.46%, 1.74%, 1.86% and 2.60%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The high quality nature of the Fund’s holdings proved beneficial in achieving its return objective. High quality investment grade and Treasury securities, as well as securities with a duration below two years, had a favorable impact on performance. The majority of the Fund’s assets were invested in these highly rated and short duration securities during the period. On average, 90.5% of the Fund’s assets were rated BBB or higher and 79.8% was invested in securities with a duration less than two years.

Among the Fund’s various security types, Corporate holdings were the primary drivers of the strong returns during the period (up 9.6%). Among the Corporate holdings, positions in the Financial sector were the stronger performers as this group gained 13.5%. While averaging 3.7% of the Fund’s assets and having a smaller representation in the portfolio, Collateralized Mortgage Obligations were another security type that had a positive impact on performance. This security type was up 6.1%.

Looking forward, the Fund’s investment managers will continue to allocate investments across a wide range of global investment opportunities, seeking to achieve the Fund’s goal of positive total returns regardless of market conditions over a full market cycle.

Top Ten Holdings

% of Net Assets
Mexican Bonos, 8.500%, Due 5/31/2029	2.8%
U.S. Treasury Note, 1.375%, Due 5/15/2013	1.8%
U.S. Treasury Note, 0.750%, Due 9/15/2013	1.8%
U.S. Treasury Note, 0.500%, Due 10/15/2013	1.8%
U.S. Treasury Note, 3.125%%, Due 4/30/2013	1.7%
U.S. Treasury Note, 1.875%%, Due 4/30/2014	1.7%
U.S. Treasury Note, 1.375%%, Due 2/15/2013	1.7%
Poland Government Bond, 5.250%, Due 10/25/2020	1.6%
United Kingdom Gilt, 4.50%, Due at 3/07/2013	1.5%
Hungary Government Bond, 5.500%, Due 2/16/2016	1.2%

Sector Allocation

% of Fixed Income
Corporate	32.9%
U.S. Treasury	26.9%
Sovereign Obligations	25.3%
Mortgage-Backed	12.4%
Convertible Obligations	1.8%
Asset-Backed	0.4%
Foreign	0.3%

American Beacon Flexible Bond Fund SM

Fund Expenses

February 29, 2012 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on shares purchased and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from September 1, 2011 through February 29, 2012.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 9/1/11	Ending Account Value 2/29/12	Expenses Paid During Period* 9/1/11-2/29/12
Institutional Class
Actual	$1,000.00	$1,025.95	$4.53
Hypothetical **	$1,000.00	$1,020.39	$4.52

Y Class
Actual	$1,000.00	$1,026.38	$5.04
Hypothetical **	$1,000.00	$1,019.89	$5.02

Investor Class
Actual	$1,000.00	$1,025.54	$6.40
Hypothetical **	$1,000.00	$1,018.55	$6.37

A Class
Actual	$1,000.00	$1,023.03	$6.74
Hypothetical **	$1,000.00	$1,018.20	$6.72

C Class
Actual	$1,000.00	$1,021.80	$7.84
Hypothetical **	$1,000.00	$1,017.11	$7.82

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.90%, 1.00%, 1.26%, 1.34% and 1.56% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half year period.
**	5% return before expenses.

American Beacon Flexible Bond FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Par Amount		Fair Value
	(000’s)		(000’s)
CORPORATE OBLIGATIONS - 18.32%
Financials - 11.41%
Alexandria Real Estate Equities, Inc., 4.60%, Due 4/1/2022		$500	$506
American International Group, Inc., 8.25%, Due 8/15/2018		235	281
AmeriGas Finance LLC, 7.00%, Due 5/20/2022B		35	36
Asian Development Bank, 2.75%, Due 5/21/2014		500	525
Bank of America Corp.,
6.50%, Due 8/1/2016		285	308
5.75%, Due 12/1/2017		60	63
Barclays Bank plc, 5.20%, Due 7/10/2014		250	265
BNP Paribas S.A., 1.482%, Due 1/10/2014C		100	98
BNZ International Funding Ltd., 2.625%, Due 6/5/2012		255	256
Cie de Financement Foncier, 2.25%, Due 3/7/2014D		200	202
CIT Group, Inc., 4.75%, Due 2/15/2015D		10	10
Citigroup, Inc.,
2.84%, Due 5/18/2012C	NZD	200	166
6.50%, Due 8/19/2013		42	45
6.125%, Due 5/15/2018		60	67
Danske Bank A/S, 1.617%, Due 4/14/2014C D		200	196
Dexia Credit Local S.A., 2.75%, Due 4/29/2014		250	238
European Investment Bank, 2.875%, Due 3/15/2013		95	97
General Electric Capital Corp., 1.159%, Due 6/2/2014C		120	119
Goldman Sachs Group, Inc.,
7.50%, Due 2/15/2019		132	150
5.25%, Due 7/27/2021		135	135
Henderson UK Finance plc, 7.25%, Due 3/24/2016	GBP	100	163
HSBC Bank USA, 0.01%, Due 1/5/2017	BRL	500	287
HSBC Finance Corp., 0.896%, Due 9/14/2012C		50	50
Icahn Enterprises LP, 8.00%, Due 1/15/2018D E		35	37
ING Bank N.V., 1.94%, Due 6/9/2014C D		415	407
IPIC GMTN Ltd., 5.50%, Due 3/1/2022D		200	204
JPMorgan Chase & Co.,
1.361%, Due 1/24/2014C		120	121
4.40%, Due 7/22/2020		10	10
4.50%, Due 1/24/2022		115	122
Kookmin Bank, 7.25%, Due 5/14/2014		100	110
Linn Energy LLC, 6.25%, Due 11/1/2019B D		35	35
Lloyds TSB Bank plc, 4.375%, Due 1/12/2015D		200	204
Merrill Lynch & Co. Inc,
0.757%, Due 6/5/2012C		7	7
7.75%, Due 5/14/2038		100	108
Metinvest BV, 10.25%, Due 5/20/2015D		100	102
Morgan Stanley,
5.55%, Due 4/27/2017		60	62
5.625%, Due 9/23/2019		45	45
5.50%, Due 7/28/2021		60	59
Santander US Debt SAU, 3.724%, Due 1/20/2015D		200	194
Standard Chartered plc,
5.50%, Due 11/18/2014D		100	108
3.85%, Due 4/27/2015D		300	311
UBS AG, 5.875%, Due 12/20/2017		300	333
United Overseas Bank Ltd., 5.375%, Due 9/3/2019D		100	105

			6,947

Industrials - 6.64%
American Axle & Manufacturing Holdings, Inc., 9.25%, Due 1/15/2017D		50	56
Amgen, Inc., 5.15%, Due 11/15/2041		245	256
Ashtead Capital, Inc., 9.00%, Due 8/15/2016D		150	157
Carnival plc, 4.25%, Due 11/27/2013	EUR	125	170
CBS Corp., 3.375%, Due 3/1/2022		200	198
CCO Holdings LLC, 6.50%, Due 4/30/2021B		15	16
Chesapeake Energy Corp., 6.775%, Due 3/15/2019		10	10
CSN Islands XII Corp., 7.00%, Due 9/29/2049D		100	100

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Par Amount		Fair Value
	(000’s)		(000’s)
Digicel Ltd., 7.00%, Due 2/15/2020D		$400	$403
DuPont Fabros Technology LP, 8.50%, Due 12/15/2017E		10	11
Eli Lilly & Co., 3.55%, Due 3/6/2012		170	170
Ford Motor Credit Co. LLC, 7.50%, Due 8/1/2012B		300	307
Gibraltar Industries, Inc., 8.00%, Due 12/1/2015		50	51
HCA, Inc.,
6.95%, Due 5/1/2012		200	202
7.50%, Due 2/15/2022		36	39
Hewlett-Packard Co., 4.65%, Due 12/9/2021		140	151
Host Hotels & Resorts LP, 6.75%, Due 6/1/2016E		50	52
Marriott International, Inc., 3.00%, Due 3/1/2019		250	250
Mohawk Industries, Inc., 7.20%, Due 4/15/2012		230	230
National JSC Naftogaz of Ukraine, 9.50%, Due 9/30/2014		100	98
Noble Group Ltd., 8.50%, Due 5/30/2013		100	105
Nokia OYJ, 6.625%, Due 5/15/2039		50	52
Petronas Global Sukuk Ltd., 4.25%, Due 8/12/2014		100	105
Reynolds Group Issuer Inc., 7.875%, Due 8/15/2019D		100	110
Rock-Tenn Co., 4.90%, Due 3/1/2022D		200	204
Transocean, Inc., 7.35%, Due 12/15/2041		115	147
Univision Communications, Inc., 6.875%, Due 5/15/2019D		55	56
Warner Chilcott Co. LLC, 7.75%, Due 9/15/2018B		35	37
Wyndham Worldwide Corp., 4.25%, Due 3/1/2022		300	301

			4,044

Utilities - 0.27%
AES Corp., 7.375%, Due 7/1/2021D		35	40
Tokyo Electric Power Co. Inc, 4.50%, Due 3/24/2014	EUR	100	124

			164

Total Corporate Obligations (Cost $10,934)			11,155

CONVERTIBLE OBLIGATIONS - 1.01%
Financials - 0.40%
Glencore Finance Europe S.A., 5.00%, Due 12/31/2014		100	134
Lukoil International Finance BV, 2.625%, Due 6/16/2015		100	111

			245

Industrials - 0.61%
ArcelorMittal, 5.00%, Due 5/15/2014		100	112
Seadrill Ltd., 3.375%, Due 10/27/2017		100	134
Shire plc, 2.75%, Due 5/9/2014		100	123

			369

Total Convertible Obligations (Cost $587)			614

SOVEREIGN OBLIGATIONS - 13.56%
Hungary Government Bond, 5.50%, Due 2/12/2016	HUF	170,000	713
Instituto de Credito Oficial, 5.50%, Due 10/11/2012	AUD	150	158
Korea Treasury Bond,
3.00%, Due 12/10/2013	KRW	352,000	312
5.75%, Due 9/10/2018	KRW	574,000	574
Malaysia Government Bond,
3.702%, Due 2/25/2013	MYR	2,015	678
5.094%, Due 4/30/2014	MYR	575	201
Mexican Bonos,
10.00%, Due 12/5/2024	MXN	1,900	193
8.50%, Due 5/31/2029	MXN	19,400	1,710
New Zealand Government Bond, 6.00%, Due 5/15/2021	NZD	530	505
Poland Government Bond, 5.25%, Due 10/25/2020	PLN	3,045	975
Republic of Italy,
5.625%, Due 6/15/2012	EUR	300	302
2.125%, Due 10/5/2012	EUR	200	200
3.125%, Due 1/26/2015	EUR	100	97
South Africa Government Bond,
6.75%, Due 3/31/2021	ZAR	3,690	458
6.50%, Due 2/28/2041	ZAR	1,560	157
United Kingdom Gilt, 4.50%, Due 3/7/2013	GBP	540	894

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Par Amount		Fair Value
	(000’s)		(000’s)
Uruguay Government International Bond, 4.375%, Due 12/15/2028	UYU	$2,233	$126

Total Sovereign Obligations (Cost $8,207)			8,253

ASSET-BACKED SECURITIES - 0.25%
Citibank Omni Master Trust, 2.390%, Due 5/16/2016, 2009 A8 A8C D		100	100
Residential Asset Securities Corp., 0.856%, Due 7/25/2033, 2003 KS5 AIIBC		11	7
Westlake Automobile Receivables Trust, 1.75%, Due 12/17/2012, 2010 1A AD		44	44

Total Asset-Backed Securities (Cost $151)			151

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.82%
Adjustable Rate Mortgage Trust, 2.860%, Due 9/25/2035, 2005 5 2A1		107	83
American Home Mortgage Investment Trust,
2.628%, Due 10/25/2034, 2004 3 5AC		112	100
2.293%, Due 9/25/2045, 2005 2 4A1C		12	9
Banc of America Mortgage Securities, Inc., 3.434%, Due 7/20/2032, 2002 G1A3C		26	25
Bear Stearns Adjustable Rate Mortgage Trust,
2.954%, Due 11/25/2030, 2000 2 A1		67	66
2.615%, Due 8/25/2033, 2003 5 2A1C		154	152
2.818%, Due 8/25/2033, 2003 5 1A1C		72	66
2.751%, Due 4/25/2034, 2004 1 22A1C		78	67
3.207%, Due 11/25/2034, 2004 9 22A1C		41	40
2.40%, Due 10/25/2035, 2005 9 A1C		87	74
Bear Stearns Alt-A Trust,
2.659%, Due 9/25/2034, 2004 9 2A1C		233	170
2.833%, Due 11/25/2036, 2006 6 32A1		146	78
Chase Mortgage Finance Corp.,
2.748%, Due 2/25/2037, 2007 A1 7A1		78	76
2.766%, Due 2/25/2037, 2007 A1 1A5		81	76
Citigroup Mortgage Loan Trust, Inc.,
2.10%, Due 8/25/2035, 2005 6 A3C		79	75
2.687%, Due 8/25/2035, 2005 3 2A2A		74	69
Countrywide Alternative Loan Trust,
0.726%, Due 8/25/2033, 2003 15T2 A2C		26	25
5.50%, Due 10/25/2033, 2003 20CB 1A4		159	159
6.00%, Due 10/25/2033, 2003 J2 A1		45	44
0.524%, Due 2/25/2037, 2005 81 A1C		23	12
0.456%, Due 7/20/2046, 2006 OA9 2A1AC		22	7
0.434%, Due 9/25/2046, 2006 OA11 A1BC		26	13
Countrywide Home Loan Mortgage Pass Through Trust,
2.747%, Due 6/25/2033, 2003 27 A1C		74	69
0.624%, Due 9/25/2034, 2004 16 1A4AC		71	43
0.534%, Due 4/25/2035, 2005 3 2A1C		307	185
0.474%, Due 5/25/2035, 2005 9 1A3C		202	120
Credit Suisse First Boston Mortgage Securities Corp.,
2.679%, Due 9/25/2034, 2004 AR8 2A1		67	65
5.00%, Due 11/25/2034, 2004 7 1A1		84	84
Fastnet Securities plc, 1.87%, Due 3/10/2050, C	EUR	389	500
First Horizon Asset Securities, Inc., 2.603%, Due 2/25/2034, 2004 AR1 2A1C		92	88
GSR Mortgage Loan Trust,
6.00%, Due 3/25/2032, 2003 2F 3A1		5	5
2.257%, Due 6/25/2034, 2004 7 3A1		71	65
5.136%, Due 11/25/2035, 2005 AR7 6A1C		81	77
LB-UBS Commercial Mortgage Trust, 0.472%, Due 9/15/2045, 2007 C7 XWC		1,759	22
Nomura Asset Acceptance Corp., 7.50%, Due 3/25/2034, 2004 R1 A2D		152	162
Residential Asset Securitization Trust, 2.617%, Due 12/25/2034, 2004 IP2 4A		129	118
Structured Adjustable Rate Mortgage Loan Trust,
2.506%, Due 5/25/2034, 2004 5 3A2C		95	86
2.532%, Due 7/25/2034, 2004 8 3AC		91	83

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
Structured Asset Mortgage Investments, Inc., 0.506%, Due 5/25/2045, 2005 AR2 2A1C	$138	$81
Vanderbilt Mortgage Finance, 8.525%, Due 3/7/2025, 2000 B IA4	144	147
WaMu Mortgage Pass Through Certificates,
2.567%, Due 3/25/2035, 2005 AR3 A1	69	61
1.979%, Due 12/19/2039, 2001 AR5 1A	137	126
0.474%, Due 4/25/2045, 2005 AR6 2A1AC	200	160
0.514%, Due 12/25/2045, 2005 AR17 A1A1C	202	155
Washington Mutual MSC Mortgage Pass-Through CTFS, 2.141%, Due 2/25/2033, 2003 AR1 2AC	5	4
Wells Fargo Mortgage Backed Securities Trust, 2.710%, Due 3/25/2035, 2005 AR3 2A1C	169	159

Total Non-Agency Mortgage-Backed Obligations (Cost $3,890)		4,151

U.S. AGENCY OBLIGATIONS - 0.04% (Cost $25)
Fannie Mae Grantor Trust, 6.00%, Due 2/25/2044, 2004 T3 CL 1A1	22	25

U.S. TREASURY OBLIGATIONS - 14.90%
U.S. Treasury Bonds - 1.12%
4.375%, Due 5/15/2040	100	126
4.375%, Due 5/15/2041	200	252
3.75%, Due 8/15/2041	270	306

		684

U.S. Treasury Notes - 13.78%
1.375%, Due 5/15/2012	220	221
3.00%, Due 7/15/2012 A	314	323
1.375%, Due 2/15/2013	1,000	1,011
1.375%, Due 5/15/2013	1,100	1,114
0.75%, Due 9/15/2013	1,100	1,107
0.50%, Due 10/15/2013	1,100	1,104
1.875%, Due 4/30/2014	1,000	1,033
2.00%, Due 7/15/2014 A	359	394
1.625%, Due 1/15/2015 A	118	130
3.125%, Due 4/30/2013	1,000	1,034
2.625%, Due 8/15/2020	200	215
2.00%, Due 11/15/2021	700	704

		8,390

Total U.S. Treasury Obligations (Cost $8,951)		9,074

	Shares
SHORT-TERM INVESTMENTS - 48.23%
Other Investment Companies - 14.11%
JPMorgan U.S. Government Money Market Fund	8,583,750	8,584

	Par Amount
	(000’s)
Repurchase Agreement - 0.33%
Credit Suisse First Boston , 0.20%, Due 3/1/2012 (Collateralized by a U.S. Treasury Note valued at $204,000, 0.50%, 11/15/2013)	$200	200

U.S. Treasury Bills - 33.79%
0.05%, Due 6/28/2012	2,615	2,614
0.07%, Due 9/20/2012	1,535	1,534
0.09%, Due 12/13/2012	3,360	3,356
0.035%, Due 3/1/2012	2	2
0.06%, Due 5/3/2012	200	200
0.03%, Due 3/29/2012	600	600
0.065%, Due 4/19/2012	4,100	4,100
0.06%, Due 4/26/2012	1,600	1,600
0.05%, Due 6/14/2012	1,100	1,100
0.04%, Due 6/21/2012	200	200
0.14%, Due 8/16/2012	3,900	3,898

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Par Amount	Fair Value
	(000’s)	(000’s)
0.13%, Due 8/30/2012	$1,370	$1,369

		20,573

Total Short-Term Investments (Cost 29,358)		29,357

PURCHASED OPTIONS- 0.12%
(Cost $128)		77

TOTAL INVESTMENTS - 103.25% (Cost 62,231)		62,856

WRITTEN OPTIONS - (0.18%)		(107)

LIABILITIES, NET OF OTHER ASSETS - (3.07%)		(1,866)

TOTAL NET ASSETS - 100.00%		$60,883

Percentages are stated as a percent of net assets.

A	Inflation-Indexed Note.
B	Limited Liability Company.
C	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
D

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $3,547 or 5.83% of net assets. The Fund has no right to demand registration of these securities.

E	Limited Partnership.

Futures Contracts Open on February 29, 2012:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
90 Day Australia Bank Bill March Futures	Short	3	March, 2012	$3,182,742	$3,653
90 Day Australia Bank Bill June Futures	Short	15	June, 2012	15,920,313	9,436
90 Day Eurodollar June Futures	Short	21	June, 2012	5,218,238	(3,463)
90 Day Eurodollar December Futures	Long	21	December, 2012	5,221,913	6,700
3-Month Canadian Bankers Acceptance March Futures	Short	2	March, 2013	498,762	101
3-Month Canadian Bankers Acceptance June Futures	Long	12	June, 2012	2,993,481	(8,742)
3-Month Canadian Bankers Acceptance September Futures	Long	2	September, 2012	498,964	—
3-Month Canadian Bankers Acceptance December Futures	Short	12	December, 2012	2,993,178	8,742
3-Month Sterling Interest Rate March Futures	Long	12	March, 2013	2,364,873	1,293
3-Month Sterling Interest Rate September Futures	Short	12	September, 2013	2,362,248	(577)
German Euro Bund May Futures	Long	5	May, 2012	11,125	1,466
German Euro Bund March Futures	Short	6	March, 2012	1,118,252	(21,117)
German Euro Bund March Futures	Short	22	March, 2012	4,100,258	(133,431)
German Euro Bund March Futures	Long	2	March, 2012	340,536	2,132
UK Long Gilt Bond June Futures	Short	3	June, 2012	549,004	(1,639)
U.S. Treasury 5-Year Note June Futures	Short	2	June, 2012	246,344	469
U.S. Treasury 10-Year Note June Futures	Short	27	June, 2012	3,535,734	8,157
U.S. Treasury 15-Year Note June Futures	Short	2	June, 2012	283,313	1,813

				$51,439,278	$(125,007)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

Centrally cleared swap agreements outstanding on February 29, 2012:

Credit Default Swaps on Credit Indices- Buy Protection (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Curr	Notional Amount(3)	Fair Value (4)	Unrealized Appreciation (Depreciation)
CDX.IG-16 5-Year Index	1.000%	6/20/2016		$200,000	$(906)	$(2,903)

					$(906)	$(2,903)

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Curr	Notional Amount(3)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	6-Month EUR-EURIBOR	1.000%	9/21/2021	EUR	2,870,000	$47,234	$5,905
Receive	6-Month EUR-EURIBOR	3.250%	9/21/2031	EUR	1,810,000	(19,996)	(19,215)
Receive	3-Month USD-LIBOR	1.250%	3/19/2016		$5,200,000	(286)	(2,074)
Receive	3-Month USD-LIBOR	2.750%	6/20/2042		700,000	9,709	959

						$36,661	$(14,425)

OTC Swap Agreements Outstanding on February 29, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Index/Tranches	(Receive) Counterparty	Fixed Deal Rate	Maturity Date	Implied Credit Spread at 2/29/2012	Notional Amount (3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Agricole SA	GST	1.000%	12/20/2016	3.3816%	GBP	50,000	$3,961	$4,756	$(796)
Credit Agricole SA	DUB	1.000%	12/20/2016	3.3816%	GBP	100,000	11,882	15,678	(3,796)

							$15,843	$20,434	$(4,592)

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Curr	Notional Amount(3)	Fair Value (4)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Europe 16 Index	MYC	(5.000)%	12/20/2016		$400,000	$13,886	$14,477	$591
iTraxx Europe 16 Index	DUB	(5.000)%	12/20/2016	GBP	400,000	(32,719)	(24,490)	(8,229)
iTraxx Europe 16 Index	DUM	(5.000)%	12/20/2016	GBP	800,000	27,772	43,821	(16,049)

						$8,939	$33,808	$(24,869)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit even occurring as defined under the terms of the agreement.

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

Interest Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Curr	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-Month AUD-BBSW	4.500%	6/15/2016	GLM		$4,700,000	$(25,094)	$(857)	$(24,237)
Receive	6-Month AUD-BBSW	5.750%	12/15/2021	CBK	AUD	200,000	14,968	1,250	13,719
Receive	6-Month AUD-BBSW	4.750%	6/15/2022	CBK	AUD	1,500,000	(16,134)	(9,630)	(6,504)
Receive	6-Month AUD-BBSW	4.750%	6/15/2022	DUB	AUD	600,000	(6,454)	(3,684)	(2,769)
Receive	1-Year BRL-CDI	10.115%	1/2/2015	BRC	BRL	12,300,000	2,744	—	2,744
Receive	1-Year BRL-CDI	10.605%	1/2/2015	MYC	BRL	4,300,000	23,806	29,554	(5,748)
Pay	3-Moth AUD-BBSW	0.500%	1/15/2016	BRC	GBP	50,000,000	(879)	(832)	(47)
Pay	6-Month JPY-LIBOR	0.500%	1/15/2016	FBF	GBP	160,000,000	(2,292)	(1,105)	(1,187)
Pay	6-Month JPY-LIBOR	0.500%	1/15/2016	DUB	GBP	500,000,000	(8,788)	(3,174)	(5,614)

							$(18,123)	$11,522	$(29,643)

Purchased options outstanding on February 29, 2012:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Fair Value
Put-OTC 3-Year
Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.485%	4/10/2012	$500,000	$1,925	$1,062
Put-OTC 25-Year
Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	3.750%	1/14/2013	300,000	11,267	11,786
Put-OTC 30-Year
Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	3.273%	9/24/2012	500,000	25,667	14,142
Put-OTC 30-Year
Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	3.273%	9/24/2012	600,000	49,500	16,970

							$88,359	$43,960

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Fair Value
Put - U.S. Treasury Notes- 10 Year March Future	$234.38	3/23/2012	6	$1,781	$1,406
Put - U.S. Treasury Notes- 10 Year March Future	156.25	3/23/2012	22	5,281	3,438
Put - U.S. Treasury Notes- 10 Year May Future	421.88	5/25/2012	24	12,000	10,125
Put - U.S. Treasury Notes- 30 Year May Future	140.63	5/25/2012	17	7,969	2,391
Put - CME 90-Day Eurodollar September Future	152.50	9/16/2013	40	12,250	15,250

				$39,281	32,610

Written options outstanding on February 29, 2012:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Fair Value
Put-OTC 5-Year
Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	3.750%	1/14/2013	$1,100,000	$13,640	$(19,650)
Put-OTC 10-Year
Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	2.850%	9/24/2012	1,100,000	24,242	(10,110)
Put-OTC 10-Year
Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.850%	9/24/2012	1,200,000	40,200	(11,029)

							$78,260	$(40,789)

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - U.S. Treasury Notes-10 Year Future	$46.88	3/23/2012	44	$3,688	$(2,063)
Put - U.S. Treasury Notes-30 Year Future	109.38	5/25/2012	17	5,844	(1,859)
Put - U.S. Treasury Notes-10 Year Future	78.13	3/23/2012	12	1,125	(938)
Put - U.S. Treasury Notes-10 Year Future	281.25	5/25/2012	24	8,625	(6,750)
Put - CME 90-Day Eurodollar September Future	115.00	9/16/2013	40	9,750	(11,500)

				$29,032	$(23,110)

Foreign Currency Contracts Open at February 29, 2012:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Sell	AUD	932,442	4/23/2012	BRC	$549	$—	$549
Sell	AUD	1,661,000	4/12/2012	HUS	594	(65,745)	(65,151)
Buy	AUD	250,633	4/24/2012	JPM	—	(509)	(509)
Buy	AUD	1,431,875	5/15/2012	JPM	1,196	(8,339)	(7,143)
Buy	AUD	1,552	4/24/2012	JPM	7	—	7
Sell	AUD	260,568	4/12/2012	JPM	—	(498)	(498)
Sell	AUD	155,000	4/24/2012	JPM	—	(615)	(615)
Sell	AUD	1,007,000	5/15/2012	JPM	1,412	(1,262)	150
Buy	AUD	1,217,573	4/24/2012	UAG	3,836	—	3,836
Buy	AUD	1,255,947	5/15/2012	UAG	1,722	(4,272)	(2,549)
Sell	AUD	253,134	4/24/2012	UAG	—	(10,920)	(10,920)
Sell	AUD	1,148,000	5/15/2012	UAG	1,367	(2,994)	(1,627)
Sell	AUD	99,000	10/11/2012	UAG	—	(4,153)	(4,153)
Buy	BRL	89,133	3/2/2012	BCC	1,205	—	1,205
Sell	BRL	155,133	3/2/2012	BCC	425	—	425
Sell	BRL	155,693	4/3/2012	BCC	—	(669)	(669)
Buy	BRL	90,763	3/2/2012	GST	—	(425)	(425)
Sell	BRL	155,133	3/2/2012	GST	—	(5,403)	(5,403)
Buy	CAD	1,746,168	4/24/2012	JPM	4,125	—	4,125
Buy	CAD	4,006,562	5/15/2012	JPM	16,586	—	16,586
Sell	CAD	451,317	4/24/2012	JPM	—	(3,891)	(3,891)
Sell	CAD	861,886	5/15/2012	JPM	—	(6,622)	(6,622)
Buy	CAD	3,557,256	4/24/2012	UAG	8,318	—	8,318
Buy	CAD	1,296,000	5/15/2012	UAG	12,060	—	12,060
Sell	CAD	175,000	4/24/2012	UAG	—	(3,574)	(3,574)
Sell	CAD	847,591	5/15/2012	UAG	—	(8,635)	(8,635)
Sell	CHF	1,323,000	4/18/2012	CBK	—	(56,803)	(56,803)
Sell	CHF	213,000	4/18/2012	HUS	—	(6,881)	(6,881)
Buy	CHF	84,000	5/15/2012	JPM	1,984	—	1,984
Sell	CHF	245,075.41	5/15/2012	JPM	—	(3,633)	(3,633)
Buy	CHF	98.23	5/15/2012	UAG	1	—	1
Buy	CLP	441,826	4/23/2012	HUS	13,092	—	13,092
Buy	CLP	215,546	5/23/2012	HUS	3,534	(33)	3,501
Buy	CLP	119,308	5/7/2012	JPM	184	—	184
Buy	CNY	42,000	2/1/2013	BCC	—	(310)	(310)
Buy	CNY	362,033	6/1/2012	BCC	230	(257)	(27)
Buy	CNY	140,000	4/7/2016	CBK	—	(6,313)	(6,313)
Buy	CNY	29,000	2/1/2013	GST	—	(71)	(71)
Buy	EUR	793,576	3/2/2012	BRC	—	(4,855)	(4,855)
Buy	EUR	11,760	4/16/2012	BRC	233	—	233
Sell	EUR	592,000	4/3/2012	BRC	4,865	—	4,865
Sell	EUR	383,000	4/16/2012	BRC	—	(9,073)	(9,073)
Sell	EUR	592,000	3/2/2012	CBK	—	(17,970)	(17,970)
Sell	EUR	78,000	4/16/2012	CBK	—	(2,102)	(2,102)
Sell	EUR	2,687,000	5/3/2012	CBK	—	(49,057)	(49,057)
Buy	EUR	207,068	4/12/2012	JPM	352	—	352
Buy	EUR	3,080,084	4/24/2012	JPM	14,871	—	14,871

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Buy	EUR	2,883,940	5/15/2012	JPM	$10,911	$—	$10,911
Sell	EUR	1,259,000	4/24/2012	JPM	6,219	(6,508)	(288)
Sell	EUR	397,000	5/15/2012	JPM	—	(4,541)	(4,541)
Sell	EUR	411,000	5/3/2012	MSC	—	(6,102)	(6,102)
Buy	EUR	20,255,200	4/12/2012	UAG	3,365	—	3,365
Buy	EUR	1,662,834	4/24/2012	UAG	13,876	—	13,876
Buy	EUR	10,678,140	5/15/2012	UAG	—	(668)	(668)
Sell	EUR	369,500	3/16/2012	UAG	—	(7,409)	(7,409)
Sell	EUR	327,000	4/12/2012	UAG	—	(12,254)	(12,254)
Sell	EUR	87,000	4/24/2012	UAG	—	(3,905)	(3,905)
Sell	EUR	99,000	5/15/2012	UAG	—	(358)	(358)
Sell	EUR	188,485	5/2/2012	UAG	—	(2,315)	(2,315)
Buy	GBP	27,569	3/12/2012	BRC	1,065	—	1,065
Sell	GBP	6,000	3/12/2012	BRC	—	(163)	(163)
Buy	GBP	9,419	3/12/2012	CBK	125	—	125
Buy	GBP	897,050	3/1/2012	HUS	20,899	—	20,899
Buy	GBP	913,367	6/1/2012	HUS	3,966	—	3,966
Sell	GBP	577,000	3/1/2012	HUS	—	(3,981)	(3,981)
Buy	GBP	40,031	4/12/2012	JPM	525	—	525
Buy	GBP	499,000	4/24/2012	JPM	1,662	—	1,662
Buy	GBP	1,159,635	5/15/2012	JPM	1,579	—	1,579
Sell	GBP	103,000	4/12/2012	JPM	—	(297)	(297)
Sell	GBP	211,242	4/24/2012	JPM	—	(3,001)	(3,001)
Buy	GBP	121,888	4/12/2012	UAG	575	—	575
Sell	GBP	120,500	4/12/2012	UAG	—	(5,170)	(5,170)
Buy	HKD	300,000	3/28/2012	UAG	571	—	571
Buy	IDR	20,000	7/2/2012	BCC	—	(244)	(244)
Buy	IDR	76,000	7/2/2012	CBK	—	(363)	(363)
Buy	IDR	162,966	7/2/2012	GST	4,304	—	4,304
Buy	INR	19,000	7/12/2012	BCC	—	(15)	(15)
Buy	INR	211,906	7/12/2012	CBK	5,880	—	5,880
Buy	INR	13,000	7/12/2012	GST	62	—	62
Sell	JPY	2,123,000	3/16/2012	BRC	1,434	—	1,434
Sell	JPY	1,415,000	3/16/2012	CBK	406	—	406
Sell	JPY	311,300,000	5/8/2012	CBK	247,070	—	247,070
Sell	JPY	24,482,000	3/16/2012	DUB	20,401	—	20,401
Buy	JPY	505,000	5/15/2012	JPM	—	(13,289)	(13,289)
Sell	JPY	40,240,808	5/15/2012	JPM	9,644	—	9,644
Sell	JPY	24,800,000	5/8/2012	MSC	17,592	—	17,592
Buy	JPY	200,000	4/12/2012	UAG	—	(16,056)	(16,056)
Buy	JPY	517,000	5/15/2012	UAG	—	(15,092)	(15,092)
Sell	JPY	20,255,200	4/12/2012	UAG	13,881	—	13,881
Sell	JPY	23,547,828	5/15/2012	UAG	10,332	—	10,332
Sell	JPY	5,784,206	7/18/2012	UAG	4,242	—	4,242
Buy	KRW	297,308	7/12/2012	CBK	288	—	288
Buy	KRW	16,000	7/12/2012	GST	114	—	114
Buy	KRW	135,385	4/13/2012	HUS	—	(176)	(176)
Sell	KRW	151,700,000	4/13/2012	HUS	—	(1,406)	(1,406)
Buy	MXN	3,320	3/15/2012	BRC	—	—	—
Sell	MXN	42,688	6/15/2012	BRC	—	(2)	(2)
Sell	MXN	42,688	3/15/2012	CBK	—	(192)	(192)
Buy	MXN	855,000	5/15/2012	JPM	—	(9,380)	(9,380)
Sell	MXN	73,974	4/24/2012	JPM	31	—	31
Sell	MXN	4,151,596	5/15/2012	JPM	2,118	—	2,118
Buy	MXN	175,000	4/24/2012	UAG	11,301	—	11,301
Buy	MXN	501,717	5/15/2012	UAG	—	(3,851)	(3,851)
Sell	MXN	2,303,983	4/24/2012	UAG	—	(6,056)	(6,056)
Sell	MXN	3,334,540	5/15/2012	UAG	2,182	—	2,182
Buy	MYR	25,000	4/23/2012	BCC	45	—	45
Buy	MYR	282,019	4/23/2012	CBK	8,266	—	8,266

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Buy	MYR	17,000	4/23/2012	GST	$274	$—	$274
Buy	NOK	673,000	5/15/2012	JPM	8,495	—	8,495
Sell	NOK	8,215,110	5/15/2012	JPM	2,021	(18,544)	(16,524)
Buy	NOK	2,402	5/15/2012	UAG	62	—	62
Sell	NZD	1,029,000	3/9/2012	CBK	—	(60,697)	(60,697)
Sell	NZD	179,000	3/9/2012	HUS	—	(3,195)	(3,195)
Buy	NZD	256,667	4/24/2012	JPM	1,047	—	1,047
Buy	NZD	5,096,048	5/15/2012	JPM	718	(2,122)	(1,404)
Sell	NZD	310,000	4/24/2012	JPM	—	(1,022)	(1,022)
Sell	NZD	3,031,013	5/15/2012	JPM	12,096	(1,217)	10,879
Sell	NZD	90,000	3/9/2012	MSC	—	(257)	(257)
Sell	NZD	200,000	5/18/2012	MSC	—	(9,675)	(9,675)
Buy	NZD	408,907	5/15/2012	UAG	155	(100)	55
Sell	NZD	522,002	5/15/2012	UAG	3,493	—	3,493
Buy	PHP	140,000	3/15/2012	BOA	—	(1,298)	(1,298)
Buy	PHP	25,000	3/15/2012	BCC	—	(302)	(302)
Buy	PHP	153,000	3/15/2012	CBK	776	(595)	181
Buy	PHP	17,000	3/15/2012	GST	—	(23)	(23)
Buy	PLN	1,469,659	5/15/2012	JPM	3,904	—	3,904
Sell	PLN	758,780	5/15/2012	JPM	—	(4,682)	(4,682)
Buy	SEK	205,494	3/8/2012	BRC	4,678	—	4,678
Buy	SEK	120,848	3/8/2012	CBK	2,746	—	2,746
Buy	SEK	354,196	4/24/2012	JPM	3,309	—	3,309
Sell	SEK	5,323,521	4/24/2012	JPM	1,087	(5,608)	(4,521)
Buy	SEK	347,000	4/24/2012	UAG	16,697	—	16,697
Buy	SEK	253,000	5/15/2012	UAG	2,139	—	2,139
Sell	SEK	5,150,208	4/24/2012	UAG	—	(33,776)	(33,776)
Sell	SEK	3,483,921	5/15/2012	UAG	1,165	(3,933)	(2,768)
Buy	SGD	307,542	5/15/2012	BRC	435	(154)	281
Buy	SGD	17,000	5/15/2012	GST	136	—	136
Buy	SGD	536,001	4/25/2012	HUS	3,740	—	3,740
Buy	TRY	195,579	3/2/2012	HUS	10,747	—	10,747
Buy	TRY	813,661	5/10/2012	HUS	6,262	—	6,262
Sell	TRY	361,000	3/2/2012	HUS	—	(1,306)	(1,306)
Buy	TRY	651,168	5/15/2012	JPM	—	(890)	(890)
Sell	TRY	84,000	5/15/2012	JPM	—	(615)	(615)
Buy	TRY	50,425	5/10/2012	MSC	307	—	307
Buy	TRY	756,780	5/15/2012	UAG	—	(890)	(890)
Sell	TRY	84,000	5/15/2012	UAG	—	(601)	(601)
Buy	TWD	209,982	4/9/2012	BCC	5,273	—	5,273
Buy	TWD	92,000	4/9/2012	CBK	1,202	—	1,202
Buy	TWD	17,000	4/9/2012	GST	90	—	90
Buy	ZAR	923	4/24/2012	JPM	32	—	32
Buy	ZAR	377,000	5/15/2012	JPM	9,377	—	9,377
Sell	ZAR	2,433,756	5/15/2012	JPM	—	(5,958)	(5,958)
Buy	ZAR	145,000	4/24/2012	UAG	11,025	—	11,026
Buy	ZAR	38,485	5/2/2012	UAG	1,907	—	1,907
Sell	ZAR	1,217,574	4/24/2012	UAG	—	(10,111)	(10,111)

					$633,075	$(576,249)	$56,826

See accompanying notes

American Beacon Flexible Bond FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

Glossary:

Counterparty Abbreviations:

BCC	Barclays Capital	DUB	Deutsche Bank AG	HUS	HSBC Bank USA
BRC	Barclays Bank PLC	FBF	Credit Suisse International	JPM	JPMorgan Chase Bank, N.A.
BOA	Bank of America, N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank, N.A.	GST	Goldman Sachs International	UAG	UBS AG

Currency Abbreviations:

AUD	Australian Dollar	IDR	Indonesia Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zolty
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	SGD	Singapore Dollar
CLP	Chilean Peco	MXN	Mexican Peso	TRY	Turkish New Lira
CNY	Chinese Renminbi	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EUR	Euro	NOK	Norwegian Krone	USD	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	UYU	Uruguay
HKD	Hong Kong Dollar			ZAR	South African Rand

Index Abbreviations:

CDX.IG	Credit Derivatives Index - Investment Grade	iTraxx	Markit iTraxx Europe

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Other Abbreviations:

BBSW	Australian Financial Markets Association Bank-Bill	EURIBOR	Euro Interbank Offered Rate	LIBOR	London Interbank Offer Rate
CDI	Brazil Interbank Deposit Rate

See accompanying notes

American Beacon Flexible Bond FundSM

Statement of Assets and Liabilities

February 29, 2012 (Unaudited) (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A	$62,656
Repurchase agreements, at fair value B	200
Foreign currency, at fair value C	330
Deposit with brokers for futures contracts	346
Deposit with counterparties	13
Swap premium paid	166
Receivable for investments sold	1,370
Dividends and interest receivable	275
Receivable for fund shares sold	283
Receivable for tax reclaims	10
Receivable for expense reimbursement (Note 2)	21
Unrealized appreciation of swap agreements	412
Unrealized appreciation on foreign currency contracts	633
Prepaid expenses	82
Other assets	26

Total assets	66,823

Liabilities:
Payable for investments purchased	4,492
Swap premium received	44
Swap income payable	24
Written option and swaption contracts outstanding	64
Payable for variation margin on open futures contracts	134
Payable for fund shares redeemed	9
Management and investment advisory fees payable (Note 2)	55
Administrative service and service fees payable (Note 2)	21
Professional fees payable	27
Unrealized depreciation of swap agreements	490
Unrealized depreciation on foreign currency contracts	576
Other liabilities	4

Total liabilities	5,940

Net assets	$60,883

Analysis of Net Assets:
Paid-in-capital	59,425
Undistributed net investment income	441
Accumulated net realized gain	486
Unrealized appreciation of investments, futures contracts, foreign currency translations, swap agreements, swaption and option contracts	531

Net assets	$60,883

Shares outstanding (no par value):
Institutional Class	2,993,544

Y Class	863,342

Investor Class	1,199,508

A Class	636,337

C Class	218,404

Net asset value, offering and redemption price per share:
Institutional Class	$10.29

Y Class	$10.31

Investor Class	$10.31

A Class (offering price $10.80)	$10.29

C Class	$10.31

A Cost of investments in unaffiliated securities	$62,031
B Cost of repurchase agreements	$200
C Cost of foreign currency	$323

See accompanying notes

16

American Beacon Flexible Bond FundSM

Statement of Operations

Six months ended February 29, 2012 (Unaudited) (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes)A	$1
Interest income	327

Total investment income	328

Expenses:
Management and investment advisory fees (Note 2)	131
Administrative service fees (Note 2):
Institutional Class	44
Y Class	5
Investor Class	7
A Class	9
C Class	3
Transfer agent fees:
Institutional Class	3
Y Class	3
Investor Class	3
A Class	3
C Class	3
Custody and fund accounting fees	1
Professional fees	47
Registration fees and expenses	46
Service fees (Note 2):
Y Class	2
Investor Class	8
A Class	3
C Class	1
Distribution fees (Note 2):
A Class	5
C Class	7
Prospectus and shareholder reports	18
Trustee fees	1
Other expenses	2

Total expenses	355

Net fees waived and expenses reimbursed by Manager (Note 2)	(137)

Net expenses	218

Net investment income	110

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	161
Foreign currency transactions	292
Futures contracts, swap agreements, option and swaption contracts	364
Change in net unrealized appreciation or depreciation of:
Investments	330
Foreign currency translations	191
Futures contracts, swap agreements, option and swaption contracts	(137)

Net gain on investments	1,201

Net increase in net assets resulting from operations	$1,311

A Foreign taxes	$3

See accompanying notes

17

American Beacon Flexible Bond FundSM

Statement of Changes in Net Assets

	Six Months Ended February 29, 2012	From July 5 to August 31, 2011
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$110	$48
Net realized gain on investments, futures contracts, foreign currency transactions, swap agreements, option and swaption contracts	817	47
Change in net unrealized appreciation of investments, futures contracts, foreign currency translations, swap agreements, option and swaption contracts	384	148

Net increase in net assets resulting from operations	1,311	243

Distributions to Shareholders:
Net investment income:
Institutional Class	(59)	(27)
Y Class	(2)	—
Investor Class	(6)	—
A Class	(1)	(1)
Tax return of capital:
Institutional Class	—	(23)

Net distributions to shareholders	(68)	(51)

Capital Share Transactions:
Proceeds from sales of shares	31,633	30,739
Reinvestment of dividends and distributions	66	51
Cost of shares redeemed	(3,029)	(17)

Net increase in net assets from capital share transactions	28,670	30,778

Net increase in net assets	29,913	30,970

Net Assets:
Beginning of period	30,970	5

End of Period *	$60,883	$30,970

*Includes undistributed net investment income of	$441	$72

See accompanying notes

18

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of 23 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Flexible Bond Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In May 2011, Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. generally accepted accounting principles, (“U.S. GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

Management has evaluated the implications of these changes and determined that the impact will only affect the disclosure requirements related to the financial statements.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund 0.05% of the average daily net assets plus

19

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

amounts paid by the Manger to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees for the six months ended February 29, 2012 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
0.52% - 0.65%	$131	$120	$11

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of the Fund and 0.40% of the average daily net assets of the A and C Classes of the Fund.

Distribution Plans

The Fund, except for the A and C Classes of the Fund, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the six months ended February 29, 2012, the Fund did not utilize the credit facility.

20

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the classes of the Fund to the extent that total annual fund operating expenses exceeded the Fund’s expense cap. For the six months ended February 29, 2012, the Manager reimbursed expenses as follows:

Class	Expense Cap	Reimbursed Expenses	Expiration of Reimbursements
Institutional	0.90%	$84,507	2015
Y	0.99%	12,306	2015
Investor	1.27%	13,702	2015
A	1.39%	15,874	2015
C	2.14%	10,656	2015

Of these amounts, approximately $21,000 is receivable from the Manager, as of February 29, 2012. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager but not recorded as a liability is $146,000 expiring in 2014. The Fund has not recorded a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the six months ended February 29, 2012 there has been $4,383 in sales commissions from the sale of A Class shares that were received by Foreside.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

21

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Board.

Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant that they will, in the judgment of the pricing committee of the Fund, clearly and materially affect the value of securities, the foreign market closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

Valuation Inputs

Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued

22

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the net asset values (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds which are redeemable within 90 days of the measurement date, will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy.

23

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Fund’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all significant transfers between any levels to be disclosed. During the six months ended February 29, 2012, there were no significant transfers into or out of any level for the Fund. As of February 29, 2012, the investments were classified as described below: (in thousands)

Flexible Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$11,155	$—	$11,155
Convertible Obligations	—	614	—	614
Sovereign Obligation	886	7,367	—	8,253
Asset-Backed Securities	—	151	—	151
Non-Agency Mortgage-Backed Obligations	—	4,151	—	4,151
U.S. Agency Obligations	—	25	—	25
U.S. Treasury Obligations	—	9,074	—	9,074
Short Term Investments	8,584	29,537	—	29,357
Purchased Options (interest rate contract)	—	77	—	77

Total Investments in Securities	$9,470	$53,386	$—	$62,856

Financial derivative instruments-assets*	Level 1	Level 2	Level 3	Total
Equity Contracts	$44	$—	$—	$44
Foreign exchange contracts	633	—	—	633
Interest rate contracts	—	23	—	23

	$677	$23	$—	$700

Financial derivative instruments-liabilities*	Level 1	Level 2	Level 3	Total
Credit Contracts	$—	$(33)	$—	$(33)
Equity Contracts	(169)	—	—	(169)
Foreign exchange contracts	(576)	—	—	(576)
Interest rate contracts	—	(132)	—	(132)

	$(745)	$(165)	$—	$(910)

*	Financial derivative instruments may include swaps agreements, open futures, written option, written swaptions and foreign currency contracts.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

24

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expense and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable. For the six months ended February 29, 2012, the Fund did not have any commission recapture.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

25

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

4. Securities and other Investments

Repurchase Agreements

Under the terms of a repurchase agreement, securities are acquired by the Fund from a securities dealer or a bank that are subject to resale at a later date. Repurchase agreements are fully collateralized by government securities. All collateral is valued at cost, which approximates market value and is held at the custodian bank. The collateral is monitored daily by the Investment Advisor from reports provided by the custody bank to make the determination that the collateral’s market value exceeds the carrying value of the repurchase agreement plus accrued interest.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Payment In-Kind Securities

The Fund may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a prorata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statement of Assets and Liabilities.

Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the six months ended February 29, 2012 are disclosed in the Notes to the Schedule of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

26

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

5. Financial Derivative Instruments

Options Contracts

The Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Swap Agreements

The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Manager pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing

27

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

28

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of February 29, 2012 for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

29

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

Interest Rate Swap Agreements

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) cancellable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money market indices.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

30

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1)(3):

Fair values of financial instruments on the Statement of Assets and Liabilities as of February 29, 2012 (in thousands):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Assets:
Investments, at value (purchased option and swaption contracts)	$—	$—	$77	$—	$77
Unrealized appreciation of foreign currency translations	—	633	—	—	633
Unrealized appreciation of swap agreements	412	—	—	—	412

	$412	$633	$77	$—	$1,122

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Liabilities:
Payable for variation margin on open futures contracts (2)	$—	$—	$—	$(134)	$(134)
Written option and swaption contracts outstanding	—	—	(64)	—	(64)
Unrealized depreciation of foreign currency translations	—	(576)	—	—	(576)
Unrealized depreciation of swap agreements	(490)	—	—	—	(490)

	$(490)	$(576)	$(64)	$(134)	$(1,264)

The effect of financial derivative instruments on the Statement of Operations for the period ended February 29, 2012 (in thousands):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Total
Realized gain (loss) of derivatives recognized as a result from operations:
Net realized gain (loss) from futures contracts, written option and swaption contracts and swap agreements	$—	$—	$364	$364
Net realized gain (loss) from foreign currency transactions	—	292	—	292

	$—	$292	$364	$656

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:
Change in net unrealized appreciation (depreciation) of swap agreements, futures, written option, and swaption contracts	$—	$—	$215	$215
Change in net unrealized appreciation (depreciation) of translation of assets and liabilities denominated in foreign currencies	—	207	—	207

	$—	$207	$215	$422

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of ($125) as reported in the Notes to the Schedule of Investments.
(3)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party of a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

31

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks

The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

32

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and Over-the-Counter (“OTC”) derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The fair value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. The tax year ended August 31, 2011 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expense” on the Statement of Operations.

33

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid during the six months ended February 29, 2012 and the fiscal period ended August 31, 2011 are as follows:

	Six months ended February 29, 2012	Period ended August 31,2011
	(unaudited)
Distributions paid from:
Ordinary income*:
Institutional Class	$59	$27
Y Class	2	—
Investor Class	6	—
A Class	1	1
C Class	—	—
Tax Basis Return of Capital:
Institutional Class	—	23
Y Class	—	—
Investor Class	—	—
A Class	—	—
C Class	—	—

Total distributions paid	$68	$51

As of February 29, 2012, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$67,231

Unrealized appreciation	774
Unrealized depreciation	(149)

Net unrealized appreciation (depreciation)	625
Undistributed ordinary income	794
Accumulated long-term gain(loss)	—
Other temporary differences	39

Distributable earnings (deficit)	$1,458

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gain (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income and expenses and realized gains(losses) under U.S. GAAP and federal tax regulation, permanent differences between book and tax reporting have been identified and appropriately reclassed on the Statement of Assets and Liabilities.

34

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

Accordingly, the following amounts represent current year permanent differences derived from foreign currency and income from publicly traded partnerships that have been reclassified as of February 29, 2012 (in thousands):

Paid-in-capital	$—
Undistributed net investment income	327
Accumulated net realized gain(loss)	(326)
Unrealized appreciation(depreciation) of investments, futures contracts, option and swaption contracts and foreign currency translations	(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year registered investment company (“RIC”) during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

The Fund does not have capital loss carryforwards as of February 29, 2012.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the six months ended February 29, 2012 were (in thousands)

	Purchases	Sales
Securities	$28,196	$9,970
U.S. Treasury Obligations	7,488	2,539

9. Option Contracts Written

The premium amount and number of option contracts written during the six months ended February 29, 2012 were as follows (dollars in thousands):

	Number of Contracts	Notional Amount	Amount of Premiums
Outstanding at August 31, 2011	400	$(400)	$(2)
Options written	5,400	(5,400)	(94)
Options expired	—	—	—
Options exercised	—	—	—
Options closed	(2,400)	2,400	18

Outstanding at February 29, 2012	3,400	$(3,400)	$(78)

35

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 29, 2012 (Unaudited)

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Six Months ended February 29, 2012

	Institutional Class		Y Class		Investor Class
Flexible Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	208	$2,103	911	$9,214	1,210	$12,298
Reinvestment of dividends	6	59	—	1	1	5
Shares redeemed	(17)	(169)	(62)	(632)	(39)	(392)

Net increase in shares outstanding	197	$1,993	849	$8,583	1,172	$11,911

	A Class		C Class
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	607	$6,133	187	$1,885
Reinvestment of dividends	—	1	—	—
Shares redeemed	(176)	(1,777)	(6)	(59)

Net increase in shares outstanding	431	$4,357	181	$1,826

Period from July 5 to August 31, 2011

	Institutional Class		Y Class		Investor Class
Flexible Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,791	$27,874	14	$143	29	$290
Reinvestment of dividends	5	50	—	—	—	—
Shares redeemed	0	(1)	—	—	(1)	(15)

Net increase in shares outstanding	2,796	$27,923	14	$143	28	$275

	A Class		C Class
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	205	$2,055	38	$377
Reinvestment of dividends	—	1	—	—
Shares redeemed	—	(1)	—	—

Net increase in shares outstanding	205	$2,055	38	$377

36

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37

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period) (Unaudited)

	Institutional Class				Y Class				Investor Class				A Class
	Six Months Ended February 29, 2012		July 5 to August 31, 2011		Six Months Ended February 29, 2012		July 5 to August 31, 2011		Six Months Ended February 29, 2012		July 5 to August 31, 2011		Six Months Ended February 29, 2012		July 5 to August 31, 2011
	(unaudited)				(unaudited)				(unaudited)				(unaudited)
Net asset value, beginning of period	$10.05		$10.00		$10.05		$10.00		$10.07		$10.00		$10.06		$10.00

Income from investment operations:
Net investment income	0.03		0.02		0.02		0.02		0.02		0.02		0.01		0.02
Net gains on securities (both realized and unrealized)	0.23		0.05		0.25		0.05		0.24		0.07		0.22		0.06

Total income from investment operations	0.26		0.07		0.27		0.07		0.26		0.09		0.23		0.08

Less distributions:
Dividends from net investment income	(0.02)		(0.02)		(0.01)		(0.02)		(0.02)		(0.02)		0.00		(0.02)
Distributions from net realized gains on securities	—		—		—		—		—		—		—		—
Return of capital	—		—		—		—		—		—		—		—

Total distributions	(0.02)		(0.02)		(0.01)		(0.02)		(0.02)		(0.02)		0.00		(0.02)

Net asset value, end of period	$10.29		$10.05		$10.31		$10.05		$10.31		$10.07		$10.29		$10.06

Total return A	2.60	%B	0.70	%B	2.64	%B	0.69	%B	2.55	%B	0.90	%B	2.30	%B	0.80	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$30,815		$28,105		$8,899		$144		$12,368		$277		$6,550		$2,064

Ratios to average net assets (annualized):
Expenses, before reimbursements	1 .48%		3.58	%C	1.64%		18.27	%C	1 .88%		8.22	%C	2.06%		4.49	%C
Expenses, net of reimbursements	0.90%		—	%C	1.00%		—	%C	1 .26%		—	%C	1.34%		—	%C
Net investment income (loss), before reimbursements	0.03%		(2.37	)%C	(0.10)%		(17.04	)%C	(0.32)%		(6.93	)%C	(0.54)%		(3.25	)%C
Net investment income (loss), net of reimbursements	0.62%		1.20	%C	0.54%		1.23	%C	0.29%		1.29	%C	0.18%		1.24	%C
Portfolio turnover rate	48	%B	44	%D,B	48	%B	44	%D,B	48	%B	44	%D,B	48	%B	44	%D,B

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from July 5, 2011, the inception date, through August 31, 2011.

38

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

C Class
Six Months Ended February 29, 2012		July 5 to August 31, 2011
(unaudited)
$10.09		$10.00

0.00		0.02
0.22		0.09

0.22		0.11

0.00		(0 .02)
—		—
—		—

0.00		(0.02)

$10.31		$10.09

2.18	%B	1.11	%B

$2,251		$380

3.06%		9.66	%C
1.56%		—	%C
(1.53)%		(8.48	)%C
(0.04)%		1.18	%C
48	%B	44	%D,B

39

American Beacon Funds

Privacy Policy

February 29, 2012 (Unaudited)

Privacy Policy

The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

40

Disclosure Regarding Approval of Revised Fee Schedule to the Investment Advisory Agreement between American Beacon Advisors, Inc. and GAM International Management Ltd. (Unaudited)

At the August 9-10, 2011 meeting of the Board of Trustees of the American Beacon Funds (the “Board”), American Beacon Advisors, Inc. (the “Manager”) proposed that the Board approve a revised fee schedule to the Investment Management Agreement between GAM International Management Ltd. (“GAM”), on behalf of American Beacon Flexible Bond Fund (“Flexible Bond Fund”), and the Manager (“Agreement”). The Board considered the approval of the Agreement at its May 26, 2011 Board meeting. At that meeting, the Board received detailed information regarding GAM. Based on the information received by the Board at the May meeting, the Board concluded that the Agreement, as presented at that meeting, was in the best interests of the Flexible Bond Fund and its shareholders.

GAM sought the approval of the revised fee schedule at the August meeting for the Flexible Bond Fund as a result of GAM advising the Manager that it had not included its standard minimum annual fee requirement. Although the Manager anticipates that the assets in the Flexible Bond Fund will be more than sufficient to meet the minimum annual fee requested by GAM, the Manager entered into a side agreement with GAM and has agreed to pay the minimum fee, if necessary. If paid, the fee will be an expense of the Manager and not the Flexible Bond Fund.

The Board did not consider the nature, extent, and quality of the services to be provided by GAM, the investment performance of the Flexible Bond Fund and GAM, the costs of the services to be provided and profits to be realized by GAM and its affiliates from the relationship with the Flexible Bond Fund, the extent to which economies of scale would be realized as the Flexible Bond Fund grows, whether fee levels reflect these economies of scale for the benefit of Flexible Bond Fund investors, or a comparison of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts. The Board did not consider these factors because, as noted above, the Manager will pay any applicable expenses with respect to GAM’s standard minimum annual fee requirement.

Based on the various considerations described above, the Board approved the minimum annual fee payable by the Manager to GAM, as sub-advisor to the Flexible Bond Fund, notwithstanding the subadvisory fees previously approved by the Board.

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43

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
American Beacon Funds
Call (800) 658-5811	P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling
1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Fund’s website (www.americanbeaconfunds.com) approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling
1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended August 31 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN	TRANSFER AGENT	INDEPENDENT REGISTERED	DISTRIBUTOR
State Street Bank and	Boston Financial Data	PUBLIC ACCOUNTING	Foreside Fund Services,
Trust	Services	FIRM	LLC
Boston, Massachusetts	Kansas City, Missouri	Ernst & Young LLP	Portland, Maine
Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Flexible Bond Fund are service marks of American Beacon Advisors, Inc.

SAR 2/12

GUIDANCE | VISION | EXPERIENCE

American Beacon FUNDS℠

Semi-Annual Report

February 29, 2012

ZEBRA LARGE CAP EQUITY FUND

ZEBRA SMALL CAP EQUITY FUND

SiM HIGH YIELD OPPORTUNITIES FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Important Information: There is no guarantee that each Fund’s investment objective will be met. At times, certain securities held by the Zebra Large Cap Equity and Small Cap Equity Funds may have limited marketability and may be difficult to sell. Investing in the securities of small and mid-capitalization companies involves greater risk and possible of greater price volatility than investing in larger capitalization and more established companies. The SiM High Yield Opportunities Fund typically invests in a diversified portfolio of domestic and foreign high-yield, high risk fixed income securities that are generally rated below investment grade (such as BB or lower by Standard & Poor’s Rating Services or Fitch Ratings and/or Ba by Moody’s Investors Service, Inc.) or deemed to be below investment grade by the investment sub-advisor. The securities are commonly referred to as “high yield” or “junk bonds”. Investing in such securities involves additional risks when compared to investing in investment grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates. The principal risks of the Fund include also those derived from the investment in foreign securities, emerging market securities, derivative securities including options and futures contracts (including option and futures contracts of stock indices and currencies), forward contracts (including currency forward contracts), swap agreements and structured notes, Rule 144A securities, bank loans and senior loans and to a lesser extent equity securities including those of small and mid-capitalization companies.

American Beacon Funds	February 29, 2012

Dear Shareholders,

The market volatility that characterized so much of 2011 continued into December but has eased in recent months. Among other things, positive economic data in the U.S. and action in Europe to address Greece’s debt have helped reassure investors and the broad market.

Nonetheless, the last six months have highlighted the potential benefits to long-term investors of owning funds that are able to participate in the market’s upward movement, while seeking to protect value when the markets turn down.

For the six-month period ended February 29, 2012:

•	The American Beacon Zebra Large Cap Equity Fund (Institutional Class) returned 9.09%.
•	The American Beacon Zebra Small Cap Equity Fund (Institutional Class) returned 14.05%.
•	The American Beacon SiM High Yield Opportunities Fund (Institutional Class) returned 8.76%.

These funds are all relatively recent additions to American Beacon’s suite of investment choices, highlighting our ongoing commitment to addressing the planning and diversification needs of today’s investor.

With an upcoming Presidential election, we will likely see further market gyrations in the months to come. Regardless of headlines, American Beacon remains focused on seeking opportunities and meeting market challenges to deliver the type of consistency in performance and service that our shareholders value.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

1

Equity Market Overview

February 29, 2012 (Unaudited)

Equity markets moved significantly higher over the six months ended February 29, 2012, with the Russell 1000 Index up 13.31% and the Russell 2000 Index up 12.40%.

However, it was not a smooth ride as the period was characterized by a volatile environment from September through December – largely due to widespread concerns about government debt in the U.S. as well as in Europe – before beginning a slow, steady rise from mid-December through February.

For much of the six months, investors were anxious about the possibility of Greece defaulting on its debt, but Greece was not the only cause for concern. In November, rising yields on Italian and Spanish government bonds drove Italy’s borrowing costs to an all-time high within the modern-day eurozone and fears of global economic contagion persisted. However, in December, an interest rate cut by the European Central Bank and confirmation of the second round of its Long-Term Refinancing Operation clearly helped boost European funds into equity markets. Encouraging news continued to come from Europe in January and February as European Union leaders agreed on measures designed to prevent governments from incurring excessive deficits and generating unsustainable amounts of debt and further progress was made toward restructuring Greece’s debt.

At the same time, U.S. markets benefited from improving macroeconomic trends, especially declining new unemployment claims and a concurrent drop in the unemployment rate. Hopes began to take hold that a genuine (albeit slow) recovery was underway in the U.S., although many investors seemed to remain ready to exit equities at the slightest sign of a pull-back, as evidenced by the fact that equity mutual fund flows were quite negative during much of this time.

Looking forward, equity investors remain cautious. Although volatility will likely persist as investors continue to react to global events, renewed interest in U.S. equities is encouraging.

2

American Beacon Zebra Large Cap Equity FundSM

Performance Overview

February 29, 2012 (Unaudited)

The Institutional Class of the American Beacon Zebra Large Cap Equity Fund returned 9.09% for the six months ended February 29, 2012. The Fund underperformed both the Russell 1000® Index (the “Index”) return of 13.31% and the Lipper Large-Cap Core Funds Index return of 11.83%.

	Total Returns Periods ended 2/29/12
	6 Months*	1 Year	Since Inception (6/1/2010)
Institutional Class
(1,3,5)	9.09%	1.47%	15.20%
Y Class (1,3,5)	9.11%	1.48%	15.21%
Investor Class(1,3,5)	8.98%	1.25%	14.82%
Retirement Class closed to new investors (1,3,5)	8.73%	0.83%	14.46%
A Class with sales charge (1,3,5)	2.62%	-4.77%	10.85%
A Class without sales charge (1,3,5)	8.85%	1.06%	14.67%
C Class with sales charge (1,2,3,5)	7.45%	-0.61%	13.96%
C Class without sales charge (1,2,3,5)	8.45%	0.39%	13.96%
Lipper Large-Cap Core Funds Index(4)	11.83%	3.66%	15.39%
Russell 1000 Index (4)	13.31%	4.86%	17.50%

* Not annualized.
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www. americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%.
2.	Fund performance represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
3.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
4.	The Russell 1000 Index is an unmanaged index comprised of 1,000 larger-capitalization stocks from various industrial sectors. Russell 1000 Index is a registered trademark of the Frank Russell Company. The Lipper Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper
Large-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Retirement, A, and C Class shares was 2.39%, 2.58%, 2.46%, 142.54%, 2.27%, and 3.93%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index in nine of the ten sectors through both stock selection and sector allocation. From a stock selection standpoint, the Fund’s holdings in the Information Technology and Health Care sectors detracted the most value relative to the Index. Companies in the Information Technology sector that had the greatest impact on the Fund’s relative return were Research in Motion (down 54.3%), NetApp (up 11.7%) and Xerox (down 1.7%). In the Health Care sector, Healthsouth (down 7.9%) and WellPoint (up 3.4%) were the largest detractors from relative performance. Good stock selection was achieved in the Industrials sector, where Canadian Pacific Railway (up 31.9%) and Alaska Air Group (up 22.2%) provided the greatest contribution to relative returns.

A significant underweight in Information Technology, the best performing sector in the Index, detracted from the Fund’s performance through sector allocation. A more than three times overweight in Utilities, the worst performing sector in the Index, also hurt performance. Historically, the Fund has tended to underweight Information Technology and overweight Utilities. This is a result of the Information Technology sector generally having poor liquidity-to-fundamental metrics. The Utilities sector on the other hand has generally had attractive liquidity-to-fundamental metrics.

The sub-advisor continues to focus on uncovering investment opportunities through stock selection by investing in a portfolio of securities with strong exposure to the liquidity effect, balanced by fundamental information in order to capture the liquidity premium. This investment approach has resulted in a portfolio with lower Beta and volatility than the Index. Beta is a measure of the Fund’s systematic risk compared to the Index. A Beta of 0.85 would indicate that the Fund is expected to provide 15% less return when

3

American Beacon Zebra Large Cap Equity FundSM

Performance Overview

February 29, 2012 (Unaudited)

the Index increases and 15% better return when the Index decreases. For the six month period, the Beta of the Fund versus the Index was 0.97, with annualized volatility of 11.7% versus 11.9% for the Index. The sub-advisor’s strategy, and its resulting characteristics, should allow the Fund to benefit over the longer term.

Top Ten Holdings

% of Net Assets
General Dynamics Corp.	1.6%
Brookfield Asset Management, Inc.	1.5%
Capital One Financial Corp.	1.5%
Dell, Inc.	1.5%
Lockheed Martin Corp.	1.5%
Southern Copper Corp.	1.4%
Manulife Financial Corp.	1.4%
Prudential Financial, Inc.	1.3%
WellPoint, Inc.	1.2%
Brookfield Office Properties, Inc.	1.2%

Sector Allocation

% of Equities
Financials	26.3%
Utilities	12.9%
Industrials	11.9%
Consumer Discretionary	10.0%
Information Technology	8.5%
Health Care	8.3%
Consumer Staples	8.2%
Energy	7.2%
Materials	5.4%
Telecommunication Services	1.3%

4

American Beacon Zebra Large Cap Equity FundSM

Fund Expenses

February 29, 2012 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchased shares and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from September 1, 2011 through February 29, 2012.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 9/1/11	Ending Account Value 2/29/12	Expenses Paid During Period* 9/1/11-2/29/12
Institutional Class
Actual	$1,000.00	$1,090.90	$3.95
Hypothetical **	$1,000.00	$1,021.08	$3.82

Y Class
Actual	$1,000.00	$1,091.08	$4.37
Hypothetical **	$1,000.00	$1,020.69	$4.22

Investor Class
Actual	$1,000.00	$1,089.82	$5.92
Hypothetical **	$1,000.00	$1,019.19	$5.72

Retirement Class
Actual	$1,000.00	$1,087.33	$7.78
Hypothetical **	$1,000.00	$1,017.40	$7.52

A Class
Actual	$1,000.00	$1,088.48	$6.49
Hypothetical **	$1,000.00	$1,018.65	$6.27

C Class
Actual	$1,000.00	$1,084.49	$10.16
Hypothetical **	$1,000.00	$1,015.12	$9.82

*	Expenses are equal to the Fund’s annualized expense ratios for the six- month period of 0.76%, 0.84%, 1.14%, 1.50%, 1.25% and 1.96% for the Institutional, Y, Investor, Retirement, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half year period.
**	5% return before expenses.

5

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

February 29, 2012 (Unaudited)

The Institutional Class of the American Beacon Zebra Small Cap Equity Fund returned 14.05% for the six-month period ended February 29, 2012, outperforming the Russell 2000® Index (the “Index”) return of 12.40% and the Lipper Small-Cap Core Funds Index return of 11.25% for the same period.

	Total Returns Periods ended 2/29/12
	6 Months*	1 Year	Since Inception (6/1/2010)
Institutional Class
(1,2,4)	14.05%	2.04%	16.54%
Y Class (1,2,4)	14.05%	1.94%	16.40%
Investor Class(1,2,4)	13.90%	1.67%	16.05%
Retirement Class closed to new investors (1,2,4)	13.67%	1.26%	15.66%
A Class with sales charge (1,2,4)	7.19%	-4.36%	12.09%
A Class without sales charge (1,3,5)	13.72%	1.44%	15.96%
C Class with sales charge (1,2,3,5)	12.34%	-0.21%	15.21%
C Class without sales charge (1,2,3,5)	13.34%	-0.21%	15.21%
Lipper Small-Cap
Core Funds Index(3)	11.25%	0.66%	16.45%
Russell 2000 Index (3)	12.40%	-0.15%	15.90%

*	Not annualized.
1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares has a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
3.	The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index is a registered trademark of the Frank Russell Company. The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, Retirement, A, and C Class shares was
3.25%, 3.09%, 3.19%, 143.34%, 3.21%, and 4.36%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index by generating excess performance through stock selection, as sector allocation detracted value relative to the Index. Stock selection in the Financials, Information Technology and Telecommunication Services sectors added the most relative value. Individual holdings in the Financials sector that had the largest impact on relative performance were Protective Life (up 61.4%), KKR Financial Holdings (up 20.5%) and StanCorp Financial Group (up 39.5%). Celestica (up 14.6%), NeuStar (up 39.1%) and Net 1 UEPS Technologies (up 78.9%) were the largest contributors in the Information Technology sector. In the Telecommunication Services sector, most of the excess performance resulted from holdings in EchoStar (up 22.9%).

The Fund’s three times overweight in Telecommunication Services, the worst performing sector in the Index, detracted from performance through sector allocation. An overweight position in the Materials sector also detracted from the Fund’s performance.

The sub-advisor continues to focus on uncovering investment opportunities through stock selection by investing in a portfolio of securities with strong exposure to the liquidity effect, balanced by fundamental information in order to capture the liquidity premium. This investment approach has resulted in a portfolio with lower Beta and volatility than the Index. Beta is a measure of the Fund’s systematic risk compared to the Index. A Beta of 0.85 would indicate that the Fund is expected to provide a 15% less return when the Index increases and a 15% better return when the Index decreases. For the six month period, the Beta of the Fund versus the Index was 0.93, with annualized volatility of 16.4% versus 18.6% for the Index. As a result of the lower Beta, the Fund outperformed the Index. Much of this excess performance was driven by the reduced downside capture generated by the Fund. On days when the Index was down, the Fund outperformed the Index 65% of the time. The sub-advisor’s strategy, and its resulting characteristics, should benefit the Fund’s performance over the longer term.

6

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

February 29, 2012 (Unaudited)

Top Ten Holdings

% of Net Assets
Loral Space & Communications, Inc.	1.8%
HealthSouth Corp.	1.7%
CNO Financial Group, Inc.	1.3%
KKR Financial Holdings LLC	1.2%
Federal-Mogul Corp.	1.0%
Sauer-Danfoss, Inc.	0.9%
Textainer Group Holdings Ltd.	0.8%
Mercer International, Inc.	0.7%
Celestica, Inc.	0.7%
Amerco, Inc.	0.7%

Sector Allocation

% of Equities
Financials	27.2%
Industrials	19.2%
Consumer Discretionary	13.4%
Information Technology	9.7%
Health Care	8.6%
Materials	7.3%
Consumer Staples	4.3%
Energy	4.2%
Telecommunication Services	3.1%
Utilities	3.0%

7

American Beacon Zebra Small Cap Equity FundSM

Fund Expenses

February 29, 2012 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchased shares and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from September 1, 2011 through February 29, 2012.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 9/1/11	Ending Account Value 2/29/12	Expenses Paid During Period* 9/1/11-2/29/12
Institutional Class
Actual	$1,000.00	$1,140.54	$5.27
Hypothetical **	$1,000.00	$1,019.94	$4.97

Y Class
Actual	$1,000.00	$1,140.49	$5.75
Hypothetical **	$1,000.00	$1,019.49	$5.42

Investor Class
Actual	$1,000.00	$1,138.95	$7.29
Hypothetical **	$1,000.00	$1,018.05	$6.87

Retirement Class
Actual	$1,000.00	$1,136.72	$9.24
Hypothetical **	$1,000.00	$1,016.21	$8.72

A Class
Actual	$1,000.00	$1,137.18	$7.92
Hypothetical **	$1,000.00	$1,017.45	$7.47

C Class
Actual	$1,000.00	$1,133.40	$11.78
Hypothetical **	$1,000.00	$1,013.82	$11.12

*	Expenses are equal to the Fund’s annualized expense ratios for the six- month period of 0.99%, 1.08%, 1.37%, 1.69%, 1.49% and 2.22% for the Institutional, Y, Investor, Retirement, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half year period.
**	5% return before expenses.

8

High Yield Bond Market Overview

February 29, 2012 (Unaudited)

Coming off the heels of a summer filled with negative headlines, the high yield corporate bond market rebounded nicely for the six months ended February 29, 2012. For the period, the JPMorgan Global High Yield Bond Index (“the Index”) generated a positive return of 7.74%.

At the start of the period, the market was confronted with multiple headlines that contributed to increased volatility. The downgrade of U.S. government debt, ongoing uncertainty about the European credit crisis and weak data signals that seemed to indicate a slowing U.S. economy caused markets to move lower and triggered a flight to quality by investors.

However, as year-end approached, the high yield market experienced a healthy rebound during the fourth quarter. The tone of headlines that had been driving the markets downward began to relent. Specifically, in December, the news from Europe that the Long-Term Refinancing Operation would be established to provide much needed liquidity in the region gave investors comfort. Additionally, greater optimism regarding U.S. economic growth began to drive markets higher. Indicators such as payrolls, auto sales and general retail sales all showed improvement. The Federal Reserve stated that it would not raise interest rates until late 2014, resulting in a reach for yield that benefited the high yield asset class.

Momentum continued in the new year as strong cash inflows into the high yield asset class from mutual fund investors provided technical support for the market. During January and February, inflows totaled $13.5 billion and nearly matched the 2011 calendar year total of $15.6 billion. Despite the increased demand from investors, new issuance of $40.4 billion in the high yield market in February alone was enough to offset the demand.

With the strong performance generated since the beginning of the year, the Index is off to its best start to a calendar year since 2001. The yield of the Index ended the period at 7.25%, a level that has not been reached since late July 2011 and within 0.50% of the record low 6.75% set in May 2011. The spread of the high yield index over Treasuries stands at 639 basis points (6.39%), also declining since July 2011.

At the end of February, the high yield bond default rate stood at 1.9%, well below the 25- year average of 4.2%. As corporations worked on reducing leverage over the past three years and with corporate refinancing activity as a major source of the new issuance activity, the default rate is expected to remain below the long-term average for the next couple of years.

9

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

February 29, 2012 (Unaudited)

The Institutional Class of the SiM High Yield Opportunities Fund (the “Fund”) returned 8.76% for the six months ended February 29, 2012. The Fund outperformed the BofA Merrill Lynch U.S. High Yield Master II Index (the “Index”) return of 7.74% and the Lipper High Current Yield Funds Index return of 7.91% for the same period.

	Total Returns Periods ended 2/29/12
	6 Months*	1 Year	Since Inception (2/14/2011)
Institutional Class (1,2,4)	8.76%	6.73%	6.08%
Y Class (1,2,4)	8.71%	6.47%	5.83%
Investor Class(1,2,4)	8.57%	5.89%	5.27%
A Class with sales charge (1,2,4)	3.33%	0.91%	0.61%
A Class without sales charge (1,2,4)	8.49%	5.98%	5.45%
C Class with sales charge (1,2,4)	7.09%	4.53%	4.78%
C Class without sales charge (1,2,4)	8.09%	5.53%	4.78%
BofA Merrill Lynch US High Yield Master II Index (3)	7.74%	6.18%	6.66%
Lipper High Current Yield Funds Index (3)	7.91%	4.82%	5.29%

*	Not annualized
1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception
3.	The BofA Merrill Lynch US High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating and an investment grade rated country of risk. In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Defaulted securities and securities eligible for the dividends-received deduction are excluded from the Index. The Lipper High Current Yield Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Funds Category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 2.63%, 5.05%, 2.79%, 2.93%, and 4.03%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s outperformance relative to the Index was driven by its strong issue selection within the various credit quality categories and industry groups.

From a credit quality perspective, issue selections in the BB, B, and CCC-rated credit categories added relative value.

From a credit quality allocation perspective, overweighting the CCC-rated credit group (up 10.3%) and underweighting the higher quality BB-rated credit group (up 7.3%) led to the Fund’s relative outperformance. The lower rated credit quality categories generally outperformed the higher rated categories during the period.

From an industry standpoint, issue selections in the Other-Finance, Services, and Healthcare industries added value, while selections in the Technology & Electronics industry detracted from performance.

From an industry allocation perspective, the Fund benefited from an overweight in Healthcare (up 9.5%). The Healthcare allocation was the Fund’s largest overweight among industries relative to the Index.

The sub-advisor’s investment process of identifying long-term secular themes and seeking out of favor sectors through bottom-up fundamental research remains in place.

Top Ten Holdings

% of Net Assets
MGM Resorts International, 7.50%, Due 6/1/2016	3.7%
Eileme 2 AB, 11.75%, Due 1/31/2020	2.9%
Live Nation Entertainment, Inc., 2.875%, Due 7/15/2027	2.8%
Multiplan, Inc., 9.875%, Due 9/1/2018	2.8%
Tenet Healthcare Corp., 8.00%, Due 8/1/2020	2.8%
Ono Finance II plc, 11.125%, Due 7/15/2019	2.7%
Kindred Healthcare, Inc., 8.25%, Due 6/1/2019	2.7%
HCA, Inc., 7.50%, Due 2/15/2022	2.7%
North Atlantic Trading Co., 19.00%, Due 1/15/2017	2.6%
Energy Future Intermediate Holding Co. LLC, 10.00%, Due 12/1/2020	2.6%

10

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

February 29, 2012 (Unaudited)

Sector Allocation

% of Fixed Income
Corporate Obligations - Industrials	69.9%
Corporate Obligations - Financials	12.4%
Convertible Obligations	6.9%
Corporate Obligations - Utilities	5.7%
Convertible Obligations - Sovereign/Government	2.6%
Corporate Obligations - Agency	2.5%

11

American Beacon SiM High Yield Opportunities FundSM

Fund Expenses

February 29, 2012 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchased shares and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from September 1, 2011 through February 29, 2012.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 9/1/11	Ending Account Value 2/29/12	Expenses Paid During Period* 9/1/11-2/29/12
Institutional Class
Actual	$1,000.00	$1,087.57	$4.36
Hypothetical **	$1,000.00	$1,020.69	$4.22

Y Class
Actual	$1,000.00	$1,087.06	$4.83
Hypothetical **	$1,000.00	$1,020.24	$4.67

Investor Class
Actual	$1,000.00	$1,085.73	$6.22
Hypothetical **	$1,000.00	$1,018.90	$6.02

A Class
Actual	$1,000.00	$1,084.92	$6.89
Hypothetical **	$1,000.00	$1,018.25	$6.67

C Class
Actual	$1,000.00	$1,080.90	$10.61
Hypothetical **	$1,000.00	$1,014.67	$10.27

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.84%, 0.93%, 1.20%, 1.33% and 2.05% for the Institutional, Y, Investor, A and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half year period.
**	5% return before expenses.

12

American Beacon Zebra Large Cap Equity FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCK - 94.56%
CONSUMER DISCRETIONARY - 9.45%
Auto Components - 1.85%
Johnson Controls, Inc.	463	$15
Lear Corp.	696	31
LKQ Corp.A	246	8
Magna International, Inc.	2,457	117
Sauer-Danfoss, Inc.	330	18
TRW Automotive Holdings Corp.A	1,592	73
Visteon Corp/NewA	413	22

		284

Distributors - 0.25%
Genuine Parts Co.	622	39

Hotels, Restaurants & Leisure - 0.91%
Chipotle Mexican Grill, Inc.A	21	8
Choice Hotels International, Inc.	175	7
Icahn Enterprises LPB	1,668	69
Starbucks Corp.	508	25
Wynn Resorts Ltd.	83	10
Yum! Brands, Inc.	315	21

		140

Household Durables - 0.50%
Garmin Ltd.	968	46
Snap-On, Inc.	349	21
Stanley Black & Decker, Inc.	115	9

		76

Internet & Catalog Retail - 0.89%
Liberty Media Corp - Liberty CapitalA	1,277	115
priceline.com, Inc.A	34	21

		136

Media - 3.58%
CBS Corp., Class BC	426	13
CTC Media, Inc.	474	5
Gannett Co. Inc.	2,284	34
John Wiley & Sons, Inc., Class A	221	10
Liberty Interactive Corp.A	1,523	29
McGraw-Hill Cos., Inc.	621	29
Netflix, Inc.A	35	4
Omnicom Group, Inc.	190	9
Shaw Communications, Inc., Class BC	3,846	79
Thomson Reuters Corp.	4,963	143
Time Warner Cable, Inc.	613	49
Viacom, Inc., Class B	2,874	137
Washington Post Co., Class B	20	8

		549

Multiline Retail - 0.52%
Dollar General Corp.A	1,415	60
Kohl’s Corp.	190	9
Macy’s, Inc.	291	11

		80

Specialty Retail - 0.63%
AutoZone, Inc.A	28	10
Bed Bath & Beyond, Inc.A	169	10
Copart, Inc.A	137	7
Lowe’s Cos., Inc.	857	25
Ltd Brands, Inc.	203	9
Signet Jewelers Ltd.	202	9
Staples, Inc.	483	7

	Shares	Fair Value
		(000’s)
TJX Cos., Inc.	519	$20

		97

Textiles & Apparel - 0.32%
Coach, Inc.	201	15
Gildan Activewear, Inc.	908	23
VF Corp.	76	11

		49

Total Consumer Discretionary		1,450

CONSUMER STAPLES - 7.76%
Beverages - 0.80%
Brown-Forman Corp., Class B	411	34
Constellation Brands, Inc., Class AA	2,119	46
Molson Coors Brewing Co., Class B	966	42

		122

Food & Drug Retailing - 0.68%
Kroger Co.	411	10
Mead Johnson Nutrition Co., Class A	138	11
Sysco Corp.	2,519	73
Whole Foods Market, Inc.	120	10

		104

Food Products - 4.28%
Archer-Daniels-Midland Co.	4,715	148
Bunge Ltd.	1,284	86
Campbell Soup Co.	1,630	54
ConAgra Foods, Inc.	281	7
Corn Products International, Inc.	400	23
General Mills, Inc.	1,346	52
Green Mountain Coffee Roasters, Inc.A	104	7
HJ Heinz Co.	219	12
Hormel Foods Corp.	1,498	43
JM Smucker Co.	505	38
Kellogg Co.	1,624	85
McCormick & Co, Inc.C	584	29
Sara Lee Corp.	401	8
Seaboard Corp.	18	34
Smithfield Foods, Inc.A	530	12
Tyson Foods, Inc., Class A	1,038	20

		658

Household Products - 0.89%
Church & Dwight Co. Inc.	223	11
Kimberly-Clark Corp.	1,732	126

		137

Personal Products - 0.20%
Estee Lauder Cos., Inc., Class A	162	9
Sally Beauty Holdings, Inc.A	876	21

		30

Tobacco - 0.91%
Lorillard, Inc.	94	12
Reynolds American, Inc.	3,011	127

		139

Total Consumer Staples		1,190

ENERGY - 6.79%
Energy Equipment & Services - 0.68%
Baker Hughes, Inc.	297	15
Cameron International Corp.A	168	9
FMC Technologies, Inc.A	162	8
National Oilwell Varco, Inc.	288	24
Precision Drilling Corp.A	1,723	21

See accompanying notes

13

American Beacon Zebra Large Cap Equity FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Shares	Fair Value
		(000’s)
Transocean Ltd.	218	$12
Unit Corp.A	151	7
Weatherford International Ltd.A	510	8

		104

Oil & Gas - 6.11%
Alliance Holdings GP LPB	455	23
Cenovus Energy, Inc.	2,344	91
Chesapeake Energy Corp.	450	11
Consol Energy, Inc.	154	6
Devon Energy Corp.	283	21
El Paso Corp.	524	15
Encana Corp.	501	10
Energy Transfer Equity LPB	798	35
Enerplus Corp.	1,008	24
EOG Resources, Inc.	183	21
Hess Corp.	1,456	95
HollyFrontier Corp.	1,495	49
Linn Energy LLCE	573	22
Magellan Midstream Partners LPB	612	45
Marathon Oil Corp.	486	16
Murphy Oil Corp.	132	8
Nexen, Inc.	359	7
Noble Energy, Inc.	120	12
NuStar Energy LPB	393	24
Peabody Energy Corp.	185	6
Plains All American Pipeline LPB	945	78
Range Resources Corp.	109	7
Southwestern Energy Co.	237	8
Spectra Energy Corp.	3,250	102
Sunoco Logistics Partners LPB	767	30
Talisman Energy, Inc.	2,817	39
TransCanada Corp.	2,554	111
Valero Energy Corp.	389	10
Williams Cos., Inc.	401	12

		938

Total Energy		1,042

FINANCIALS - 24.96%
Banks - 3.76%
Bank of New York Mellon Corp.	7,568	167
BB&T Corp.	473	14
BOK Financial Corp.	489	26
Canadian Imperial Bank of Commerce	2,164	169
Commerce Bancshares, Inc.	476	18
First Republic BankA	402	12
Hancock Holding Co.	173	6
Hudson City Bancorp, Inc.	4,142	28
M&T Bank Corp.	330	27
PNC Financial Services Group, Inc.	1,698	101
SunTrust Banks, Inc.	365	8

		576

Diversified Financials - 6.66%
American Capital Ltd.	8,995	80
Ameriprise Financial, Inc.	1,305	73
Apollo Investment Corp.	801	6
Ares Capital Corp.	1,744	29
BlackRock, Inc., Class A	570	113
Capital One Financial Corp.	4,483	226
Charles Schwab Corp.	864	12

	Shares	Fair Value
		(000’s)
CME Group, Inc.	46	$13
Credit Acceptance Corp.A	122	12
Discover Financial Services	4,628	139
Franklin Resources, Inc.	1,211	143
Lazard Ltd., Class AC	288	9
Morningstar, Inc.	104	6
Raymond James Financial, Inc.	650	23
SEI Investments Co.	921	18
State Street Corp.	2,380	101
T Rowe Price Group, Inc.	174	11
Towers Watson & Co., Class A	127	8

		1,022

Insurance - 11.72%
ACE Ltd.	2,164	155
Aflac, Inc.	1,448	68
Alleghany Corp.	47	15
Allied World Assurance Co. Holdings AG	335	22
Allstate Corp.	352	11
American Financial Group, Inc.	841	31
American National Insurance Co.	230	17
Aon Corp.	223	10
Arch Capital Group Ltd.A	903	33
Assurant, Inc.	789	34
Assured Guaranty Ltd.	1,713	29
Chubb Corp.	1,838	125
CNA Financial Corp.	2,908	82
Erie Indemnity Co., Class A	234	18
Fidelity National Financial, Inc., Class A	1,116	19
Hartford Financial Services Group, Inc.	2,096	43
HCC Insurance Holdings, Inc.	634	19
Leucadia National Corp.	1,711	49
Lincoln National Corp.	1,192	30
Loews Corp.	2,416	95
Manulife Financial Corp.	16,741	209
Markel Corp.A	50	20
Marsh & McLennan Cos., Inc.	841	26
Principal Financial Group, Inc.	769	21
ProAssurance Corp.	253	22
Progressive Corp.	3,339	72
Protective Life Corp.	460	13
Prudential Financial, Inc.	3,218	197
Reinsurance Group of America, Inc.	794	46
Sun Life Financial, Inc.	4,831	106
Torchmark Corp.	619	30
Travelers Cos., Inc.	285	17
Unum Group	2,209	51
Willis Group Holdings plc	881	32
WR Berkley Corp.	833	30

		1,797

Real Estate - 2.82%
American Tower Corp.D	268	17
Brookfield Asset Management, Inc., Class A	7,510	235
Brookfield Office Properties, Inc.D	10,317	180

		432

Total Financials		3,827

HEALTH CARE - 7.82%
Biotechnology - 0.46%
Agilent Technologies, Inc.	237	10
Alexion Pharmaceuticals, Inc.A	126	11

See accompanying notes

14

American Beacon Zebra Large Cap Equity FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Shares	Fair Value
		(000’s)
Biogen Idec, Inc.A	165	$19
Celgene Corp.A	312	23
Techne Corp.	93	7

		70

Health Care Equipment & Supplies - 2.46%
Baxter International, Inc.	1,845	107
Becton Dickinson and Co.	1,105	84
Bio-Rad Laboratories, Inc., Class AA	107	11
Boston Scientific Corp.A	1,042	6
Covidien plc	336	18
Intuitive Surgical, Inc.A	27	14
St Jude Medical, Inc.	223	9
Stryker Corp.	1,949	105
Thermo Fisher Scientific, Inc.	260	15
Zimmer Holdings, Inc.	130	8

		377

Health Care Providers & Services - 4.15%
Aetna, Inc.	2,676	125
AmerisourceBergen Corp.	184	7
Cardinal Health, Inc.	234	10
Cerner Corp.A	115	8
Cigna Corp.	1,986	88
Coventry Health Care, Inc.	1,196	39
HealthSouth Corp.A	1,766	36
Henry Schein, Inc.A	390	29
Humana, Inc.	930	81
McKesson Corp.	169	14
Mednax, Inc.A	117	9
Service Corp International	630	7
WellPoint, Inc.	2,810	184

		637

Pharmaceuticals - 0.75%
Allergan Inc.	208	19
Forest Laboratories, Inc.A	2,085	67
Medco Health Solutions, Inc.A	262	18
Valeant Pharmaceuticals International, Inc.	205	11

		115

Total Health Care		1,199

INDUSTRIALS - 11.28%
Aerospace & Defense - 5.73%
Alliant Techsystems, Inc.	346	21
General Dynamics Corp.	3,267	239
Goodrich Corp.	73	9
L-3 Communications Holdings, Inc.	917	64
Lockheed Martin Corp.	2,536	224
Moog, Inc., Class A	165	7
Northrop Grumman Corp.	2,452	147
Precision Castparts Corp.	98	16
Raytheon Co.	3,028	153

		880

Air Freight & Couriers - 0.18%
CH Robinson Worldwide, Inc.	112	7
FedEx Corp.	216	20

		27

Airlines - 0.26%
Alaska Air Group, Inc.A	303	20
Copa Holdings S.A., Class A	273	20

		40

	Shares	Fair Value
		(000’s)
Building Products - 0.19%
Crane Co.	189	$9
Masco Corp.	1,635	20

		29

Commercial Services & Supplies - 0.48%
Dun & Bradstreet Corp.	241	21
Education Management Corp.A	574	10
Genpact Ltd.A	1,074	17
Republic Services, Inc.	257	8
Rollins, Inc.	302	6
Waste Management, Inc.	322	11

		73

Construction & Engineering - 0.32%
AECOM Technology Corp.A	908	21
Fluor Corp.	119	7
URS Corp.	471	21

		49

Electrical Equipment - 0.43%
AMETEK, Inc.	716	34
Hubbell, Inc., Class B	328	25
Woodward, Inc.	158	7

		66

Industrial Conglomerates - 0.29%
Carlisle Cos., Inc.	196	10
KBR, Inc.	527	19
Tyco International Ltd.	315	16

		45

Machinery - 2.48%
CNH Global N.V.A	2,614	113
Cummins, Inc.	132	16
Donaldson Co, Inc.	329	24
Dover Corp.	127	8
Eaton Corp.	233	12
IDEX Corp.	436	18
Illinois Tool Works, Inc.	1,595	90
Ingersoll-Rand plc	224	9
ITT Corp.	1,329	33
Lincoln Electric Holdings, Inc.	464	21
Nordson Corp.	178	10
PACCAR, Inc.	249	11
Parker Hannifin Corp.	105	9
Pentair, Inc.	206	8

		382

Road & Rail - 0.85%
Amerco, Inc.	127	13
Canadian Pacific Railway Ltd.	733	55
CSX Corp.	745	16
Norfolk Southern Corp.	672	46

		130

Trading Companies & Distributors - 0.07%
WW Grainger, Inc.	48	10

Total Industrials		1,731

INFORMATION TECHNOLOGY - 8.01%
Communications Equipment - 1.61%
Anixter International, Inc.	96	7
Corning, Inc.	13,552	176
Harris Corp.	896	39
Juniper Networks, Inc.A	362	8

See accompanying notes 15

American Beacon Zebra Large Cap Equity FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Shares	Fair Value
		(000’s)
Motorola Solutions, Inc.	233	$12
Research In Motion Ltd.A	357	5

		247

Computers & Peripherals - 1.54%
Dell, Inc.A	13,013	225
NetApp, Inc.A	250	11

		236

Electronic Equipment & Instruments - 2.05%
Arrow Electronics, Inc.	1,210	49
Avnet, Inc.	1,664	59
AVX Corp.	2,226	29
Flextronics International Ltd.A	6,994	49
Ingram Micro, Inc., Class AA	378	7
TE Connectivity Ltd.	3,147	115
Teledyne Technologies, Inc.A	135	8

		316

Internet Software & Services - 0.08%
Yahoo! IncA	858	13

IT Consulting & Services - 1.45%
Automatic Data Processing, Inc.	332	18
Broadridge Financial Solutions, Inc.	266	6
CGI Group, Inc., Class AA	2,408	52
Cognizant Technology Solutions Corp., Class AA	206	15
Computer Sciences Corp.	1,469	47
Fidelity National Information Services, Inc.	1,343	43
SAIC, Inc.A	2,813	34
Western Union Co.	427	7

		222

Office Electronics - 0.33%
Xerox Corp.	6,086	50

Semiconductor Equipment & Products - 0.21%
Altera Corp.	221	8
Applied Materials, Inc.	896	11
Broadcom Corp., Class A	328	13

		32

Software - 0.74%
Activision Blizzard, Inc.	777	9
Adobe Systems, Inc.	336	11
CA, Inc.	343	9
Check Point Software Technologies Ltd.A	141	8
Citrix Systems, Inc.A	128	10
DST Systems, Inc.	437	24
Intuit, Inc.	206	12
Salesforce.com, Inc.A	92	13
Symantec Corp.A	504	9
VMware, Inc., Class AA	82	8

		113

Total Information Technology		1,229

MATERIALS - 5.14%
Chemicals - 2.73%
Agrium, Inc.	700	60
Air Products & Chemicals, Inc.	1,008	91
Cabot Corp.	225	9
CF Industries Holdings, Inc.	49	9
Ecolab, Inc.	158	9
Kronos Worldwide, Inc.	1,015	24

	Shares	Fair Value
		(000’s)
Methanex Corp.	382	$12
Mosaic Co.	187	11
NewMarket Corp.	85	16
PPG Industries, Inc.	511	47
RPM International, Inc.	342	8
Sigma-Aldrich Corp.	474	34
Terra Nitrogen Co. LPB	135	31
Valhi, Inc.	404	23
Westlake Chemical Corp.	580	35

		419

Containers & Packaging - 0.61%
Aptargroup, Inc.	367	19
Ball Corp.	397	16
Graphic Packaging Holding Co.A	1,489	8
Jarden Corp.	656	23
Silgan Holdings, Inc.	169	7
Sonoco Products Co.	637	21

		94

Metals & Mining - 1.73%
Agnico-Eagle Mines Ltd.	116	4
Alcoa, Inc.	723	7
Cliffs Natural Resources, Inc.	99	6
Kinross Gold Corp.	1,979	22
Nucor Corp.	215	9
Silver Standard Resources, Inc.A	345	6
Southern Copper Corp.	6,567	212

		266

Paper & Forest Products - 0.07%
International Paper Co.	297	10

Total Materials		789

TELECOMMUNICATION SERVICES - 1.20%
Diversified Telecommunication Services - 1.06%
CenturyLink, Inc.	419	17
Rogers Communications, Inc., Class B	3,788	145

		162

Wireless Telecommunication Services - 0.14%
Crown Castle International Corp.A	195	10
Sprint Nextel Corp.	2,036	5
US Cellular Corp.A	160	7

		22

Total Telecommunication Services		184

UTILITIES - 12.15%
Electric Utilities - 8.94%
Alliant Energy Corp.	601	26
Ameren Corp.	1,220	39
American Electric Power Co, Inc.	2,716	102
Cleco Corp.	182	7
Consolidated Edison, Inc.	1,305	76
Dominion Resources, Inc.	2,754	138
DTE Energy Co.	834	45
Edison International	1,769	74
Entergy Corp.	1,288	86
Exelon Corp.	3,882	151
FirstEnergy Corp.	1,447	64
Hawaiian Electric Industries, Inc.	226	6
NextEra Energy, Inc.	2,648	157
NSTAR	569	27
OGE Energy Corp.	537	28

See accompanying notes

American Beacon Zebra Large Cap Equity FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Shares	Fair Value
		(000’s)
PG&E Corp.	2,232	$93
PPL Corp.	3,529	101
Progress Energy, Inc.	599	32
Public Service Enterprise Group, Inc.	3,851	119

		1,371

Gas Utilities - 1.35%
AGL Resources, Inc.	431	17
Atmos Energy Corp.	474	15
Energen Corp.	419	22
Integrys Energy Group, Inc.	183	10
MDU Resources Group, Inc.	957	21
Sempra Energy	1,468	86
TC Pipelines LPB	385	18
UGI Corp.	626	18

		207

Multi-Utilities - 1.86%
Duke Energy Corp.	6,856	143
SCANA Corp.	659	30
Vectren Corp.	223	7
Wisconsin Energy Corp.	1,122	38
Xcel Energy, Inc.	2,565	68

		286

Total Utilities		1,864

Total Common Stock (Cost $13,734)		14,505

SHORT-TERM INVESTMENTS - 4.45% (Cost $682)
JPMorgan U.S. Government Money Market Fund	682,329	682

TOTAL INVESTMENTS - 99.01% (Cost $14,416)		15,187
OTHER ASSETS, NET OF LIABILITIES - 0.99%		152

TOTAL NET ASSETS - 100.00%		$15,339

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	Limited Partnership.
C	Non-voting participating shares.
D	REIT - Real Estate Investment Trust.
E	Limited Liability Company.

See accompanying notes

American Beacon Zebra Large Cap Equity FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

Futures Contracts open at February 29, 2012:
	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Future	9	March, 2012	$614	$5

			$614	$5

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Shares	Fair Value
		(000’s)
COMMON STOCK - 92.64%
CONSUMER DISCRETIONARY - 12.51%
Auto Components - 2.74%
China Automotive Systems, Inc.A	2,392	$15
Dorman Products, Inc.A	513	23
Federal-Mogul Corp.A	4,266	74
Sauer-Danfoss, Inc.	1,204	65
Standard Motor Products, Inc.	641	15
Superior Industries International, Inc.	942	17

		209

Automobiles - 0.14%
Avis Budget Group, Inc.A	356	5
Thor Industries, Inc.	190	6

		11

Distributors - 0.51%
Core-Mark Holding Co, Inc.	81	3
DXP Enterprises, Inc.A	305	11
Lincoln Educational Services Corp.	1,583	14
Pool Corp.	164	6
VOXX International Corp.A	405	5

		39

Hotels, Restaurants & Leisure - 1.09%
AFC Enterprises, Inc.	530	8
Carrols Restaurant Group, Inc.A	203	2
Churchill Downs, Inc.	351	18
Einstein Noah Restaurant Group, Inc.	124	2
Interval Leisure Group, Inc.	1,002	14
Life Time Fitness, Inc.A	144	7
Papa John’s International, Inc.A	285	11
Speedway Motorsports, Inc.	1,106	17
Texas Roadhouse, Inc.	243	4

		83

Household Durables - 1.71%
Brookfield Residential Properties, Inc.A	1,650	17
CSS Industries, Inc.	121	2
Deer Consumer Products, Inc.	776	3
Helen of Troy Ltd.A	1,013	34
Lancaster Colony Corp.	343	22
Libbey, Inc.A	203	3
Lifetime Brands, Inc.	193	2
Matthews International Corp., Class A	678	21
National Presto Industries, Inc.	185	16
Toro Co.	105	7
Universal Electronics, Inc.A	133	3

		130

Internet & Catalog Retail - 1.06%
Global Sources Ltd.A	1,527	8
Insight Enterprises, Inc.A	1,460	30
SS&C Technologies Holdings, Inc.A	920	19
Systemax, Inc.	1,228	24

		81

Media - 1.96%
Belo Corp., Series A	2,099	15
CTC Media, Inc.	2,289	25
Cumulus Media, Inc., Class AA	5,804	20
Entercom Communications Corp., Class A	1,447	10
Harte-Hanks, Inc.	1,652	14
Journal Communications, Inc., Class A	729	3
Knology, Inc.A	1,065	19
LIN TV Corp., Class AA	628	3

	Shares	Fair Value
		(000’s)
Lions Gate Entertainment Corp.A	996	$14
McClatchy Co., Class A	2,417	6
New York Times Co.	499	3
Saga Communications, Inc., Class AA	53	2
Scholastic Corp.	350	11
Valassis Communications, Inc.	161	4

		149

Multiline Retail - 0.12%
Stein Mart, Inc.	1,244	9

Specialty Retail - 2.21%
American Greetings Corp., Class A	829	12
America’s Car-Mart, Inc.A	247	11
Big 5 Sporting Goods Corp.	718	6
Cabela’s, Inc.A	235	8
Casual Male Retail Group, Inc.A	639	2
Cato Corp., Class A	715	19
Destination Maternity Corp.	284	5
Finish Line Inc, Class A Shares	179	4
Genesco, Inc.A	81	6
Interline Brands, Inc.A	740	15
Johnson Outdoors, Inc., Class AA	535	9
JOS A Bank Clothiers, Inc.A	95	5
Monro Muffler Brake, Inc.	104	5
PC Connection, Inc.	998	9
Penske Automotive Group, Inc.	313	8
Pier 1 Imports, Inc.	396	7
Rent-A-Center, Inc.	209	7
Rex Stores Corp.A	85	3
Rush Enterprises, Inc., Class AA	202	5
Shoe Carnival, Inc.A	132	3
Susser Holdings Corp.A	557	14
West Marine, Inc.A	257	3
Winmark Corp.	37	2

		168

Textiles & Apparel - 0.97%
Columbia Sportswear Co.	116	6
Delta Apparel, Inc.A	351	6
Exceed Co. LtdA	1,627	6
Kid Brands, Inc.	1,660	5
Quiksilver, Inc.A	3,063	14
Steven Madden Ltd.	146	6
Unifi, Inc.	750	6
Unifirst Corp.	369	23
Weyco Group, Inc.	96	2

		74

Total Consumer Discretionary		953

CONSUMER STAPLES - 3.95%
Beverages - 0.34%
Coca-Cola Bottling Co. Consolidated	140	9
National Beverage Corp.	1,050	17

		26

Food & Drug Retailing - 1.02%
Andersons, Inc.	225	10
Arden Group, Inc., Class A	76	7
Ingles Markets, Inc., Class A	424	8
Nash Finch Co.	454	12
Spartan Stores, Inc.	560	10
Village Super Market, Inc., Class A	79	2

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Shares	Fair Value
		(000’s)
Weis Markets, Inc.	681	$29

		78

Food Products - 1.40%
Cal-Maine Foods, Inc.	208	8
Diamond Foods, Inc.	44	1
Fresh Del Monte Produce, Inc.	1,586	37
Hain Celestial Group, Inc.A	149	6
J&J Snack Foods Corp.	357	18
Snyders-Lance, Inc.	592	13
Tootsie Roll Industries, Inc.	272	6
USANA Health Sciences, Inc.A	492	18

		107

Household Products - 0.24%
Prestige Brands Holdings, Inc.A	1,120	18

Personal Products - 0.62%
Nature’s Sunshine Products, Inc.A	158	2
Revlon, Inc., Class AA	1,672	25
Steiner Leisure Ltd.A	395	20

		47

Tobacco - 0.33%
Universal Corp.	438	20
Vector Group Ltd.	270	5

		25

Total Consumer Staples		301

ENERGY - 3.92%
Energy Equipment & Services - 0.14%
Atlas Energy LPB	175	5
Bristow Group, Inc.	124	6

		11

Oil & Gas - 3.78%
Adams Resources & Energy, Inc.	91	4
Alon USA Energy, Inc.	643	6
Clayton Williams Energy, Inc.A	145	13
Crestwood Midstream Partners LPB	559	16
Delek US Holdings, Inc.	2,322	32
Endeavour International Corp.A	2,001	23
Gran Tierra Energy, Inc.A	888	5
Hugoton Royalty TrustC	829	12
Legacy Reserves LPB	535	15
North European Oil Royalty TrustC	273	9
NuStar GP Holdings LLCD	754	26
Permian Basin Royalty TrustC	907	20
Pioneer Southwest Energy Partners LPB	1,068	29
Sabine Royalty TrustC	344	22
San Juan Basin Royalty TrustC	916	17
Stone Energy Corp.A	166	5
TransGlobe Energy Corp.A	881	10
Vaalco Energy, Inc.	1,042	8
Vanguard Natural Resources LLCD	352	10
W&T Offshore, Inc.	253	6

		288

Total Energy		299

FINANCIALS - 25.08%
Banks - 10.34%
1st Source Corp.	523	13
Alliance Financial Corp.	44	1
Ames National Corp.	82	2
Arrow Financial Corp.	259	6

	Shares	Fair Value
		(000’s)
Bancfirst Corp.	340	$14
Banco Latinoamericano de Comercio Exterior S.A	790	15
Bank of Kentucky Financial Corp.	76	2
Bank of Marin Bancorp	47	2
BBCN Bancorp, Inc.A	384	4
Beneficial Mutual Bancorp, Inc.A	215	2
Berkshire Hills Bancorp, Inc.	312	7
BofI Holding, Inc.A	335	5
Bryn Mawr Bank Corp.	274	5
Camden National Corp.	238	8
Cardinal Financial Corp.	644	7
Center Bancorp, Inc.	145	1
Central Pacific Financial Corp.A	1,418	20
Chemical Financial Corp.	556	12
Citizens & Northern Corp.	348	7
City Holding Co.	291	10
CNB Financial Corp.	108	2
Community Bank System, Inc.	670	18
Community Trust Bancorp, Inc.	367	11
CVB Financial Corp.	1,084	12
Dime Community Bancshares, Inc.	963	13
Eagle Bancorp, Inc.	423	7
Enterprise Financial Services Corp.	586	7
ESB Financial Corp.	132	2
Financial Institutions, Inc.	351	6
First Busey Corp.	1,600	8
First Citizens BancShares, Inc., Class A	158	28
First Community Bancshares, Inc.	522	6
First Defiance Financial Corp.	96	2
First Financial Bancorp	966	16
First Financial Bankshares, Inc.	528	18
First Financial Corp.	298	10
FirstMerit Corp.	283	5
Flushing Financial Corp.	847	11
FNB Corp.	329	4
Fulton Financial Corp.	518	5
German American Bancorp, Inc.	311	6
Great Southern Bancorp, Inc.	302	7
Heartland Financial USA, Inc.	437	7
Hudson Valley Holding Corp.	372	6
Iberiabank Corp.	78	4
Independent Bank Corp.	474	13
International Bancshares Corp.	1,811	33
Investors Bancorp, Inc.A	1,580	23
Kearny Financial Corp.	557	5
Lakeland Bancorp, Inc.	569	5
Lakeland Financial Corp.	313	8
MainSource Financial Group, Inc.	553	6
Merchants Bancshares, Inc.	61	2
Meridian Interstate Bancorp, Inc.A	384	5
National Bankshares, Inc.	175	5
National Penn Bancshares, Inc.	393	3
NBT Bancorp, Inc.	760	17
Northfield Bancorp, Inc.	453	6
Northwest Bancshares, Inc.	268	3
OceanFirst Financial Corp.	482	7
Ocwen Financial Corp.A	262	4
Oriental Financial Group, Inc.	360	4
Pacific Capital Bancorp NAA	336	9
Park National Corp.	304	21
Prosperity Bancshares, Inc.	122	5

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Shares	Fair Value
		(000’s)
Provident Financial Services, Inc.	995	$14
Provident New York Bancorp	705	6
Renasant Corp.	150	2
S&T Bancorp, Inc.	524	11
Sandy Spring Bancorp, Inc.	498	9
Simmons First National Corp., Class A	305	8
Southside Bancshares, Inc.	476	10
StellarOne Corp.	115	1
Sterling Bancorp	175	2
SY Bancorp, Inc.	332	7
TCF Financial Corp.	413	4
First of Long Island Corp.	210	5
Tompkins Financial Corp.	251	10
TowneBank	512	7
Trustco Bank Corp NY	1,666	9
Trustmark Corp.	1,028	24
UMB Financial Corp.	693	29
Umpqua Holdings Corp.	298	4
Union First Market Bankshares Corp	580	8
United Bankshares, Inc.	475	14
United Financial Bancorp, Inc.	84	1
Univest Corp of Pennsylvania	352	6
Virginia Commerce Bancorp, Inc.A	779	7
Washington Banking Co.	142	2
Washington Federal, Inc.	286	5
Washington Trust Bancorp, Inc.	360	8
Webster Financial Corp.	227	5
WesBanco, Inc.	597	12
West Bancorporation, Inc.	141	1
West Coast BancorpA	117	2
Westamerica Bancorporation	74	4
WSFS Financial Corp.	47	2

		787

Diversified Financials - 4.11%
Advance America Cash Advance Centers, Inc.	1,445	15
Advent Software, Inc.A	178	5
AllianceBernstein Holding LPB	940	13
Artio Global Investors, Inc.	1,456	7
Capital Southwest Corp.	57	5
Cardtronics, Inc.A	148	4
Cash America International, Inc.	77	4
Cass Information Systems, Inc.	240	9
CBIZ, Inc.A	1,296	8
Cohen & Steers, Inc.	112	4
CoreLogic, Inc.	363	6
Diamond Hill Investment Group, Inc.	20	2
Edelman Financial Group, Inc.	285	2
Encore Capital Group, Inc.A	305	7
Epoch Holding Corp.	104	3
ExlService Holdings, Inc.A	286	8
EZCORP, Inc., Class A	122	4
Federal Agricultural Mortgage Corp.	211	4
First Cash Financial Services, Inc.A	80	3
GAMCO Investors, Inc., Class A	115	5
GFI Group, Inc.	703	3
Hanmi Financial Corp.A	365	3
Harris & Harris Group, Inc.A	935	4
Hercules Technology Growth Capital, Inc.	399	4
INTL. FCStone, Inc.A	388	9
Janus Capital Group, Inc.	484	4
Knight Capital Group, Inc., Class AA	258	3

	Shares	Fair Value
		(000’s)
Main Street Capital Corp.	254	$6
MarketAxess Holdings, Inc.	93	3
MidWestOne Financial Group, Inc.	91	2
Nelnet, Inc., Class A	1,949	51
NewStar Financial, Inc.A	475	5
Nicholas Financial, Inc.	436	6
Och-Ziff Capital Management Group LLCD	2,709	26
Oppenheimer Holdings, Inc., Class A	316	5
Penns Woods Bancorp, Inc.	35	1
Portfolio Recovery Associates, Inc.	44	3
Safeguard Scientifics, Inc.A	1,608	27
Stifel Financial Corp.	139	5
Texas Pacific Land TrustC	115	5
TICC Capital Corp.	761	7
Westwood Holdings Group, Inc.	128	5
Wright Express Corp.A	131	8

		313

Insurance - 8.77%
American Equity Investment Life Holding Co.	1,225	15
American Safety Insurance Holdings Ltd.	371	7
AMERISAFE, Inc.A	277	6
Amtrust Financial Services, Inc.	1,741	47
Citizens, Inc.A	648	7
CNO Financial Group, Inc.A	13,691	101
Crawford & Co., Class B	941	4
Employers Holdings, Inc.	484	8
Endurance Specialty Holdings Ltd.	105	4
Enstar Group Ltd.A	432	42
FBL Financial Group, Inc., Class A	1,286	44
Hanover Insurance Group, Inc.	118	5
Harleysville Group, Inc.	298	17
Horace Mann Educators Corp.	841	15
Infinity Property & Casualty Corp.	313	17
Kansas City Life Insurance Co.	245	8
Kemper Corp.	1,423	41
Maiden Holdings Ltd.	1,964	17
Meadowbrook Insurance Group, Inc.	1,213	12
Montpelier Re Holdings Ltd.	160	3
National Interstate Corp.	405	10
National Western Life Insurance Co., Class A	124	17
Navigators Group, Inc.A	109	5
OneBeacon Insurance Group Ltd., Class A	556	8
Presidential Life Corp.	1,034	11
Protective Life Corp.	1,895	52
RLI Corp.	507	36
Safety Insurance Group, Inc.	115	5
Selective Insurance Group, Inc.	689	12
StanCorp Financial Group, Inc.	905	36
Symetra Financial Corp.	3,226	32
Tower Group, Inc.	644	15
Universal Insurance Holdings, Inc.	2,284	9

		668

Real Estate - 1.86%
FirstService CorpA	219	7
HFF, Inc., Class AA	232	3
KKR Financial Holdings LLCD	9,845	92
WP Carey & Co. LLCD	853	40

		142

Total Financials		1,910

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Shares	Fair Value
		(000’s)
HEALTH CARE - 7.99%
Biotechnology - 0.42%
Maxygen, Inc.	367	$2
Myriad Genetics, Inc.A	289	7
Neurocrine Biosciences, Inc.A	613	5
Osiris Therapeutics, Inc.A	456	2
Sciclone Pharmaceuticals, Inc.A	1,602	8
Viropharma, Inc.A	259	8

		32

Health Care Equipment & Supplies - 2.01%
Atrion Corp.	44	9
China Cord Blood Corp.A	1,152	3
CONMED Corp.	295	9
Exactech, Inc.A	117	2
Haemonetics Corp.A	87	6
Hillenbrand, Inc.	1,602	38
Integra LifeSciences Holdings Corp.A	94	3
Invacare Corp.	465	8
Masimo Corp.	204	4
Mine Safety Appliances Co.	815	30
Nordion, Inc.	1,223	12
Nutraceutical International Corp.A	185	2
West Pharmaceutical Services, Inc.	599	25
Young Innovations, Inc.	81	2

		153

Health Care Providers & Services - 5.14%
Advisory Board Co.A	55	4
Amsurg Corp.A	664	17
Assisted Living Concepts, Inc.	508	8
Cantel Medical Corp.	426	9
Centene Corp.A	171	8
Corvel Corp.A	232	11
Ensign Group, Inc.	584	16
eResearchTechnology, Inc.A	362	2
Five Star Quality Care, Inc.A	2,564	9
Gentiva Health Services, Inc.	3,937	31
HealthSouth Corp.A	6,339	130
Magellan Health Services, Inc.A	105	5
MAXIMUS, Inc.	118	5
Metropolitan Health Networks, Inc.A	1,550	13
National Healthcare Corp.	509	23
PSS World Medical, Inc.A	181	4
Select Medical Holdings Corp.A	1,906	16
Triple-S Management Corp., Class BA	839	20
Universal American Corp.	4,666	53
US Physical Therapy, Inc.	108	2
VCA Antech, Inc.A	294	6

		392

Pharmaceuticals - 0.42%
China Biologic Products, Inc.A	1,195	12
Medicines Co.A	631	13
Obagi Medical Products, Inc.A	176	2
Par Pharmaceutical Cos., Inc.	124	5

		32

Total Health Care		609

INDUSTRIALS - 17.72%
Aerospace & Defense - 1.55%
Astronics Corp.	59	2
Cubic Corp.	621	30

	Shares	Fair Value
		(000’s)
Curtiss-Wright Corp.	1,104	$40
Kaman Corp.	309	11
LMI Aerospace, Inc.A	110	2
Moog, Inc., Class A	681	30
Sparton Corp.	266	3

		118

Air Freight & Couriers - 0.32%
Air Transport Services Group, Inc.A	2,528	14
HUB Group, Inc., Class AA	125	4
UTi Worldwide, Inc.	349	6

		24

Airlines - 0.76%
Aircastle Ltd.	2,097	29
Hawaiian Holdings, Inc.A	5,598	29

		58

Building Products - 0.50%
AAON, Inc.	367	7
Drew Industries, Inc.	435	12
Lennox International, Inc.	181	7
Simpson Manufacturing Co. Inc.	164	5
Watsco, Inc.	96	7

		38

Commercial Services & Supplies - 4.16%
ABM Industries, Inc.	181	4
Atlas Air Worldwide Holdings, Inc.A	89	4
Bridgepoint Education, Inc.A	1,997	48
Brink’s Co.	160	4
Career Education Corp.A	260	2
Convergys Corp.A	2,142	28
Corporate Executive Board Co.	118	5
Deluxe Corp.	1,892	47
Electro Rent Corp.	575	10
Ennis, Inc.	882	15
FTI Consulting, Inc.A	141	6
G&K Services, Inc., Class A	360	12
Geo Group, Inc.A	221	4
GP Strategies Corp.A	179	3
Healthcare Services Group, Inc.	226	4
Herman Miller, Inc.	199	4
Iconix Brand Group, Inc.A	249	5
Insperity, Inc.	207	6
Intersections, Inc.	452	5
McGrath Rentcorp	621	20
Multi-Color Corp.	382	8
NAM TAI Electronics, Inc.	1,030	5
National Research Corp.	49	2
PHH Corp.A	146	2
Providence Service Corp.A	225	3
Schawk, Inc.	600	7
Standard Parking Corp.A	387	7
Team, Inc.	127	4
TeleTech Holdings, Inc.A	1,290	20
Tetra Tech, Inc.A	212	5
United Stationers, Inc.	151	4
Universal Technical Institute, Inc.	561	7
VSE Corp.	283	7

		317

Construction & Engineering - 0.55%
EMCOR Group, Inc.	228	6
Primoris Services Corp.	1,555	24
Sterling Construction Co., Inc.A	194	2

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Shares	Fair Value
		(000’s)
Tutor Perini Corp.	629	$10

		42

Diversified Manufacturing - 0.07%
Barnes Group, Inc.	189	5

Electrical Equipment - 1.71%
Belden, Inc.	162	6
Brady Corp., Class A	579	19
Coleman Cable, Inc.A	218	2
Encore Wire Corp.	445	13
EnerSysA	170	6
Franklin Electric Co. Inc.	244	12
Houston Wire & Cable Co.	168	2
II-VI, Inc.	213	5
Jinpan International Ltd.	689	6
Kemet Corp.A	5,108	47
Preformed Line Products Co.	180	12

		130

Industrial Conglomerates - 1.06%
Chemed Corp.	73	5
Furmanite Corp.A	325	2
GATX Corp.	159	7
ICF International, Inc.A	261	7
Park-Ohio Holdings Corp.	471	9
Raven Industries, Inc.	296	19
Standex International Corp.	316	12
Tredegar Corp.	621	14
US Ecology, Inc.	337	6

		81

Machinery - 2.97%
Actuant Corp., Class A	233	7
Alamo Group, Inc.	393	11
Albany International Corp., Class A	636	15
Ampco-Pittsburgh Corp.	423	9
Applied Industrial Technologies, Inc.	145	6
Blount International, Inc.A	1,207	20
Cascade Corp.	340	18
Colfax Corp.A	446	15
Columbus McKinnon Corp.	184	3
ESCO Technologies, Inc.	360	13
Gorman-Rupp Co.	432	12
John Bean Technologies Corp.	844	15
Kaydon Corp.	109	4
L.B. Foster Co., Class A	89	3
Middleby Corp.	64	6
Miller Industries, Inc.	348	6
Mueller Industries, Inc.	129	6
NACCO Industries, Inc., Class A	353	34
Oshkosh Corp.	310	7
PMFG, Inc.A	100	2
Sun Hydraulics Corp.	439	14

		226

Marine - 2.18%
CAI International, Inc.A	889	18
Diana Shipping, Inc.	3,835	35
Navios Maritime Holdings, Inc.	9,990	40
Safe Bulkers, Inc.	5,041	36
Ship Finance International Ltd.	2,671	37

		166

Road & Rail - 0.97%
Amerco, Inc.	510	54

	Shares	Fair Value
		(000’s)
Heartland Express, Inc.	309	$4
Marten Transport Ltd.	380	8
Universal Truckload Services, Inc.	145	2
Werner Enterprises, Inc.	247	6

		74

Trading Companies & Distributors - 0.85%
Textainer Group Holdings Ltd	1,949	65

Transportation Infrastructure - 0.07%
Macquarie Infrastructure Co. LLCD	157	5

Total Industrials		1,349

INFORMATION TECHNOLOGY - 9.00%
Communications Equipment - 0.79%
Bel Fuse, Inc., Class B	100	2
Black Box Corp.	604	16
Mitel Networks Corp.A	6,539	25
Plantronics, Inc.	159	6
Verint Systems, Inc.A	130	4
Viasat, Inc.A	144	7

		60

Computers & Peripherals - 0.37%
Cray, Inc.A	1,753	14
Super Micro Computer, Inc.A	845	14

		28

Electronic Equipment & Instruments - 3.45%
Benchmark Electronics, Inc.A	967	16
Celestica, Inc.A	6,061	57
Coherent, Inc.A	85	5
CTS Corp.	711	7
ePlus, Inc.A	320	10
Hittite Microwave Corp.A	107	6
Littelfuse, Inc.	600	32
MTS Systems Corp.	401	20
Multi-Fineline Electronix, Inc.A	764	20
Newport Corp.	394	7
Orbotech Ltd.	1,962	21
Park Electrochemical Corp.	420	12
Scansource, Inc.A	728	27
Vishay Intertechnology, Inc.A	489	6
X-Rite, Inc.A	1,852	8
Zygo Corp.A	469	9

		263

Internet Software & Services - 0.43%
EasyLink Services International Corp.,
Class AA	846	4
j2 Global, Inc.	158	5
Netgear, Inc.A	127	5
United Online, Inc.	2,812	13
ValueClick, Inc.A	269	6

		33

IT Consulting & Services - 0.56%
CACI International, Inc., Class AA	104	6
Exponent, Inc.A	131	6
Hackett Group, Inc.A	564	3
Lender Processing Services, Inc.	287	6
Sapient Corp.	473	6
Sykes Enterprises, Inc.A	1,114	16

		43

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Shares	Fair Value
		(000’s)
Semiconductor Equipment & Products - 2.72%
Amkor Technology, Inc.A	6,829	$44
Brooks Automation, Inc.	2,834	34
Cohu, Inc.	767	9
Cymer, Inc.A	104	5
Fairchild Semiconductor International, Inc.A	434	6
FEI Co.A	134	6
GSI Group, Inc.A	277	3
Integrated Silicon Solution, Inc.A	720	8
International Rectifier Corp.A	239	5
IXYS Corp.	1,030	12
MKS Instruments, Inc.	1,582	47
Nova Measuring Instruments Ltd.A	1,153	9
QLogic Corp.A	353	6
Rudolph Technologies, Inc.A	741	7
Semtech Corp.A	222	6

		207

Software - 0.68%
Blackbaud, Inc.	151	5
China TransInfo Technology Corp.A	547	3
Cognex Corp.	144	6
JDA Software Group, Inc.A	145	4
Mentor Graphics Corp.	377	6
Net 1 UEPS Technologies, Inc.A	2,450	23
Progress Software Corp.A	228	5

		52

Total Information Technology		686

MATERIALS - 6.77%
Chemicals - 2.93%
A Schulman, Inc.	315	8
American Vanguard Corp.	293	5
Balchem Corp.	98	3
Cambrex Corp.	279	2
China Green Agriculture, Inc.A	1,290	5
China XD Plastics Co. Ltd.A	2,872	15
HB Fuller Co.	167	5
Innophos Holdings, Inc.	333	17
Innospec, Inc.A	1,053	33
NL Industries, Inc.	1,388	21
Olin Corp.	272	6
PolyOne Corp.	3,899	51
Quaker Chemical Corp.	116	5
Stepan Co.	291	25
Yongye International, Inc.A	3,897	15
Zep, Inc.	448	7

		223

Construction Materials - 0.13%
United States Lime & Minerals, Inc.	156	10

Containers & Packaging - 0.98%
Graphic Packaging Holding Co.A	5,883	31
Greif, Inc., Class A	404	21
KapStone Paper and Packaging Corp.A	1,153	23

		75

Metals & Mining - 1.61%
AMCOL International Corp.	347	10
China Gerui Advanced Materials Group Ltd.A	4,741	19
China Valves Technology, Inc.A	3,944	10

	Shares	Fair Value
		(000’s)
Great Northern Iron Ore Properties	22	$3
Hallador Energy Co.	486	5
Harry Winston Diamond Corp.A	287	4
Impax Laboratories, Inc.A	224	5
MFC Industrial Ltd.	2,768	22
Noranda Aluminum Holding Corp.	2,231	26
Olympic Steel, Inc.	104	2
Vista Gold Corp.A	3,673	13
Worthington Industries, Inc.	247	4

		123

Paper & Forest Products - 1.12%
Buckeye Technologies, Inc.	134	5
Mercer International, Inc.	6,622	56
Neenah Paper, Inc.	373	10
PH Glatfelter Co.	609	10
Schweitzer-Mauduit International, Inc.	55	4

		85

Total Materials		516

TELECOMMUNICATION SERVICES - 2.89%
Diversified Telecommunication - 0.04%
Lumos Networks Corp.	227	3

Diversified Telecommunication Services - 2.10%
AboveNet, Inc.	87	6
EchoStar Corp., Class AA	582	17
Loral Space & Communications, Inc.A	1,888	135
Shenandoah Telecommunications Co.	176	2

		160

Wireless Telecommunication Services - 0.75%
NTELOS Holdings Corp.	548	13
Pendrell Corp.A	10,817	26
Telephone & Data Systems, Inc.	184	5
USA Mobility, Inc.	972	13

		57

Total Telecommunication Services		220

UTILITIES - 2.81%
Electric Utilities - 1.47%
Allete, Inc.	739	30
Black Hills Corp.	135	4
CH Energy Group, Inc.	255	17
El Paso Electric Co.	143	5
MGE Energy, Inc.	514	23
NorthWestern Corp.	123	4
PNM Resources, Inc.	295	5
UIL Holdings Corp.	172	6
Unisource Energy Corp.	493	18

		112

Gas Utilities - 0.98%
Chesapeake Utilities Corp.	205	8
Laclede Group, Inc.	515	22
Northwest Natural Gas Co.	91	4
South Jersey Industries, Inc.	316	16
Southwest Gas Corp.	572	25

		75

Multi-Utilities - 0.24%
Avista Corp.	731	18

Water Utilities - 0.12%
Middlesex Water Co.	109	2

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Shares	Fair Value
		(000’s)
SJW Corp.	275	$7

		9

Total Utilities		214

Total Common Stock (Cost $6,561)		7,057

SHORT-TERM INVESTMENTS - 5.88% (Cost $448)
JPMorgan U.S. Government Money Market Fund	448,023	448

TOTAL INVESTMENTS - 98.52% (Cost $7,009)		7,505
OTHER ASSETS, NET OF LIABILITIES - 1.48%		112

TOTAL NET ASSETS - 100.00%		$7,618

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	Limited Partnership.
C	Royalty Trust
D	Limited Liability Company.

Futures Contracts open at February 29, 2012:

	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Future	5	March, 2012	$405	$2

			$405	$2

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

		Shares	Fair Value
			(000’s)
COMMON STOCKS - 1.21%
FINANCIALS- 0.88%
Real Estate - 0.88%
Omega Healthcare Investors, Inc.A		38,000	$774

TELECOMMUNICATION SERVICES- 0.33%
Diversified Telecommunication Services - 0.33%
Telekomunikacja Polska S.A.		53,500	293

Total Common Stocks (Cost $1,081)			1,067

PREFERRED STOCKS - 2.42% (Cost $2,108)
INDUSTRIALS- 2.42%
Airlines - 2.42%
Continental Airlines Finance Trust II		64,250	2,132

	Par Amount
	(000’s)
CONVERTIBLE OBLIGATIONS - 6.23%
Live Nation Entertainment, Inc., 2.875%, Due 7/15/2027		$2,600	2,447
Pescanova S.A., 5.125%, Due 4/20/2017	EUR	1,000	1,251
TeleCommunication Systems, Inc., 4.50%, Due 11/1/2014B		2,000	1,805

Total Convertible Obligations (Cost $5,446)			5,503

CORPORATE OBLIGATIONS - 79.39%
Financials - 11.14%
Cirsa Funding Luxembourg S.A., 8.75%, Due 5/15/2018B	EUR	1,800	2,302
CIT Group, Inc., 7.00%, Due 5/1/2016		213	213
First Industrial LP, 5.75%, Due 1/15/2016C		1,000	979
Nuveen Investments, Inc., 10.50%, Due 11/15/2015		1,800	1,881
Ono Finance II plc, 11.125%, Due 7/15/2019B	EUR	2,000	2,426
OTE plc, 4.625%, Due 5/20/2016	EUR	2,300	2,034

			9,835

Industrials - 63.08
ADS Tactical, Inc., 11.00%, Due 4/1/2018B		1,500	1,553
Alliance HealthCare Services, Inc., 8.00%, Due 12/1/2016		1,200	861
American Seafoods Group LLC, 10.75%, Due 5/15/2016B D		450	419
Asbury Automotive Group, Inc., 7.625%, Due 3/15/2017		1,100	1,133
Avis Budget Car Rental LLC,
9.625%, Due 3/15/2018D		1,495	1,630
8.25%, Due 1/15/2019D		750	782
Beverages & More, Inc., 9.625%, Due 10/1/2014B		500	523
CoreLogic Inc., 7.25%, Due 6/1/2021B		2,200	2,217
Ducommun, Inc., 9.75%, Due 7/15/2018		1,475	1,564
Eileme 2 AB, 11.75%, Due 1/31/2020B	EUR	1,900	2,594
Entravision Communications Corp., 8.75%, Due 8/1/2017		1,500	1,586
Exopack Holding Corp., 10.00%, Due 6/1/2018		900	954
Forbes Energy Services Ltd., 9.00%, Due 6/15/2019		2,150	2,118
Goodman Networks, Inc., 12.125%, Due 7/1/2018B		1,550	1,573
Harmony Foods Corp., 10.00%, Due 5/1/2016B		2,160	2,219
HCA, Inc., 7.50%, Due 2/15/2022		2,200	2,382
Healthsouth Corp., 7.75%, Due 9/15/2022		1,850	2,012
IMS Health, Inc., 12.50%, Due 3/1/2018B		1,375	1,636
Interactive Network Inc., 14.00%, Due 9/30/2013		761	664
Kindred Healthcare, Inc., 8.25%, Due 6/1/2019		2,550	2,394
MDC Partners, Inc., 11.00%, Due 11/1/2016		550	600

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

	Par Amount		Fair Value
	(000’s)		(000’s)
Merge Healthcare, Inc., 11.75%, Due 5/1/2015		$1,400	$1,505
MGM Resorts International, 7.50%, Due 6/1/2016		3,250	3,306
Moto Finance plc, 10.25%, Due 3/15/2017B	GBP	1,600	2,248
Multiplan, Inc., 9.875%, Due 9/1/2018B		2,250	2,444
North Atlantic Trading Co., 19.00%, Due 1/15/2017B		2,500	2,338
Obrascon Huarte Lain S.A., 8.75%, Due 3/15/2018	EUR	600	847
Quality Distribution LLC, 9.875%, Due 11/1/2018D		1,950	2,133
Saratoga Resources, Inc., 12.50%, Due 7/1/2016		2,050	2,106
Satmex Escrow SA de CV, 9.50%, Due 5/15/2017		2,245	2,324
Tenet Healthcare Corp., 8.00%, Due 8/1/2020		2,300	2,438
Univision Communications, Inc.,
7.875%, Due 11/1/2020B		800	852
8.50%, Due 5/15/2021B		1,750	1,737

			55,692

Utilities - 5.17%
Energy Future Intermediate Holding Co. LLC, 10.00%, Due 12/1/2020D		2,150	2,335
NRG Energy, Inc., 8.25%, Due 9/1/2020		2,200	2,228

			4,563

Total Corporate Obligations (Cost $68,585)			70,090

SOVEREIGN OBLIGATIONS - 2.39% (Cost $2,120)
Mexican Bonos, 7.25%, Due 12/15/2016	MXN	25,000	2,106

U.S. AGENCY OBLIGATIONS - 2.30%
Federal National Mortgage Association,
1.375%, Due 11/15/2016		1,000	1,019
1.25%, Due 1/30/2017		1,000	1,012

Total U.S. Agency Obligations (Cost $2,014)			2,031

	Shares
SHORT-TERM INVESTMENTS - 4.49% (Cost $3,962)
JPMorgan U.S. Government Money Market Fund		3,961,937	3,962

TOTAL INVESTMENTS - 98.42% (Cost $85,316)			86,891
OTHER ASSETS, NET OF LIABILITIES - 1.58%			1,398

TOTAL NET ASSETS - 100.00%			$88,289

Percentages are stated as a percent of net assets.

A	REIT - Real Estate Investment Trust.
B

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $28,885 or 32.72% of net assets. The Fund has no right to demand registration of these securities.

C	Limited Partnership.
D	Limited Liability Company.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

February 29, 2012 (Unaudited)

Futures Contracts Open at February 29, 2012:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Euro Cur Unit Globex March Futures	Short	73	3/19/2012	$12,171,838	$(149,453)
British Pound Globex March Futures	Short	24	3/19/2012	2,387,850	(41,129)

				$14,559,668	$(190,582)

OTC swap agreements outstanding on February 29, 2012:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at 2/29/2012(2)	Notional Amount (3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Delta Airline	GLM	5.000%	12/20/2016	8.7991%	$1,000,000	$130,074	$206,692	$76,618
Delta Airline	GLM	5.000%	3/20/2017	8.8864%	1,000,000	137,036	118,017	(19,019)

						$267,110	$324,709	$57,599

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Glossary:

Counterpary Abbreviations:

GLM	Goldman Sachs Bank USA

Currency Abbreviations:

EUR	Euro
GBP	British Pound
MXN	Mexican Peso

Exchange Abbreviations:

OTC	Over-the-Counter

See accompanying notes

American Beacon Funds

Statements of Assets and Liabilities

February 29, 2012 (Unaudited) (in thousands, except share and per share amounts)

	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Assets:
Investments in unaffiliated securities, at fair value A	$15,187	$7,505	$86,891
Deposit with brokers for futures contracts	36	28	598
Deposits with counterparties	—	—	290
Receivable for investments sold	—	—	1,844
Dividends and interest receivable	33	11	1,887
Receivable for fund shares sold	25	28	2,836
Receivable for tax reclaims	—	—	24
Receivable for expense reimbursement (Note 2)	19	16	7
Unrealized appreciation of swap agreements	—	—	77
Prepaid expenses	91	82	79

Total assets	15,391	7,670	94,533

Liabilities:
Payable for investments purchased	—	—	5,458
Swap premium received	—	—	325
Payable for fund shares redeemed	11	19	43
Payable for variation margin on open futures contracts	3	6	190
Dividends payable	—	—	96
Management and investment advisory fees payable (Note 2)	10	7	45
Administrative service and service fees payable (Note 2)	9	4	34
Professional fees payable	19	16	23
Prospectus and shareholder reports	—	—	10
Unrealized depreciation of swap agreements	—	—	19
Other liabilities	—	—	1

Total liabilities	52	52	6,244

Net Assets	$15,339	$7,618	$88,289

Analysis of Net Assets:
Paid-in-capital	14,556	7,109	86,680
Undistributed net investment income	38	17	9
Accumulated net realized gain (loss)	(31)	(6)	153
Unrealized appreciation of investments, futures contracts, foreign currency translations, and swap agreements	776	498	1,447

Net assets	$15,339	$7,618	$88,289

Shares outstanding (no par value):
Institutional Class	163,835	117,052	1,869,596

Y Class	67,568	63,714	321,881

Investor Class	191,878	178,843	4,498,571

Retirement Class	102	103	N/A

A Class	766,125	204,521	1,494,426

C Class	41,390	40,939	798,379

Net asset value, offering and redemption price per share:
Institutional Class	$12.37	$12.54	$9.85

Y Class	$12.50	$12.60	$9.84

Investor Class	$12.47	$12.60	$9.81

Retirement Class	$12.44	$12.56	N/A

A Class (offering price $13.24, $13.39, and $10.33, respectively)	$12.48	$12.62	$9.84

C Class	$12.40	$12.50	$9.85

A Cost of investments in unaffiliated securities	$14,416	$7,009	$85,316

See accompanying notes

American Beacon Funds

Statements of Operations

For the six months ended February 29, 2012 (Unaudited) (in thousands)

	Zebra Large Cap Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes) A.	$183	$70	$89
Interest income	—	—	1,627

Total investment income	183	70	1,716

Expenses:
Management and investment advisory fees (Note 2)	30	19	97
Administrative service fees (Note 2):
Institutional Class	3	2	19
Y Class	1	1	2
Investor Class	6	3	24
A Class	17	5	14
C Class	1	1	6
Transfer agent fees:
Institutional Class	—	—	1
Y Class	—	—	2
Investor Class	1	1	2
A Class	1	1	2
C Class	—	—	2
Custody and fund accounting fees	1	—	2
Professional fees	12	10	19
Registration fees and expenses	27	27	56
Service fees (Note 2):
Y Class	—	—	1
Investor Class	7	4	20
A Class	6	2	5
C Class	—	—	2
Distribution fees (Note 2):
A Class	11	3	9
C Class	2	2	14
Prospectus and shareholder reports	2	2	17
Trustee fees	—	—	1
Other expenses	1	1	—

Total expenses	129	84	317

Net (fees waived and expenses reimbursed) (Note 2)	(39)	(38)	(88)

Net expenses	90	46	229

Net investment income	93	24	1,487

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from: B
Investments	(85)	(99)	159
Foreign currency transactions	—	—	(139)
Futures contracts and swap agreements	53	54	193
Change in net unrealized appreciation or depreciation of:
Investments	1,353	887	2,568
Foreign currency translations	—	—	55
Futures contracts and swap agreements	1	(12)	(190)

Net gain on investments	1,322	830	2,646

Net increase in net assets resulting from operations	$1,415	$854	$4,133

A Foreign taxes	$4	$—	$—

See accompanying notes

American Beacon Funds

Statements of Changes of Net Assets (in thousands)

	Zebra Large Cap Equity Fund		Zebra Small Cap Equity Fund		SiM High Yield Opportunities Fund
	Six Months Ended February 29, 2012	Year Ended August 31, 2011	Six Months Ended February 29, 2012	Year Ended August 31, 2011	Six Months Ended February 29, 2012	From February 14 to August 31, 2011
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$93	$77	$24	$33	$1,487	$479
Net realized gain (loss) on investments, futures contracts, foreign currency transactions, and swap agreements	(32)	29	(45)	172	213	(99)
Change in net unrealized appreciation or depreciation of investments, futures contracts, foreign currency translations, and swap agreements	1,354	(583)	875	(335)	2,433	(985)

Net increase (decrease) in net assets resulting from operations	1,415	(477)	854	(130)	4,133	(605)

Distributions to Shareholders:
Net investment income:
Institutional Class	(19)	(7)	(10)	(6)	(482)	(336)
Y Class	(9)	(2)	(5)	(1)	(51)	(4)
Investor Class	(33)	(5)	(7)	(4)	(595)	(53)
A Class	(56)	(2)	(3)	(1)	(264)	(55)
C Class	(1)	–	–	–	(95)	(22)
Net realized gain on investments:
Institutional Class	–	(4)	(22)	(3)	–	–
Y Class	–	(5)	(11)	(2)	–	–
Investor Class	–	(11)	(39)	(6)	–	–
A Class	–	(9)	(44)	(3)	–	–
C Class	–	(1)	(9)	(1)	–	–
Tax basis return of capital:
Institutional Class	–	–	–	–	–	(6)
Y Class	–	–	–	–	–	–
Investor Class	–	–	–	–	–	(1)
A Class	–	–	–	–	–	–
C Class	–	–	–	–	–	(1)

Net distributions to shareholders	(118)	(46)	(150)	(27)	(1,487)	(478)

Capital Share Transactions:
Proceeds from sales of shares	3,084	16,750	1,761	8,789	66,611	22,181
Reinvestment of dividends and distributions	85	41	143	26	1,104	384
Cost of shares redeemed	(3,638)	(2,962)	(1,639)	(2,995)	(3,381)	(4,201)
Redemption fees	–	–	–	–	27	1

Net increase (decrease) in net assets from capital share transactions	(469)	13,829	265	5,820	64,361	18,365

Net increase in net assets	828	13,306	969	5,663	67,007	17,282

Net Assets:
Beginning of period	14,511	1,205	6,649	986	21,282	4,000

End of Period *	$15,339	$14,511	$7,618	$6,649	$88,289	$21,282

*Includes undistributed net investment income (loss) of	$38	$64	$17	$18	$9	$4

See accompanying notes

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of 23 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Zebra Large Cap Equity Fund, the American Beacon Zebra Small Cap Equity Fund, and the SiM High Yield Opportunities Fund, (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing directly or through an intermediary
Retirement Class	Investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. generally accepted accounting principles, (“U.S. GAAP”) and International Financial Reporting Standards (IFRSs). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

Management has evaluated the implications of these changes and determined that the impact will only affect the disclosure requirements related to the financial statements.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. Investment assets of each Fund are managed by investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

the Management Agreement, the Manager receives 0.40% of the average daily net assets from the Zebra Large Cap Equity Fund, 0.60% of the average daily net assets from the Zebra Small Cap Equity Fund and 0.35%-0.50% of the average daily net assets from the SiM High Yield Opportunities Fund. Investment advisory services are paid from the fees earned by the Manager. Management fees for the six months ended February 29, 2012 were as follows (dollars in thousands):

Fund	Management Fee Rate	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
Zebra Large Cap Equity	$30	$26	$4
Zebra Small Cap Equity	$19	$18	$1
SiM High Yield Opportunities	$97	$87	$10

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, and Retirement Classes of the Funds and 0.40% of the average daily net assets of the A and C Classes of the Funds.

Distribution Plans

The Funds, except for the Retirement, A, and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of the Funds’ shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the Retirement, A, and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Classes and 0.50% of the average daily net assets of the Retirement Classes, and 1.00% of the average daily net assets of the C Classes of each Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. Expenses for the period ended February 29, 2012 for Zebra Large Cap Equity and Zebra Small Cap Equity Retirement Classes were less than $500.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, Retirement, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Class, 0.25% of the average daily net assets of the Retirement Class, and up to 0.36% of the average daily net assets of the Investor Class of the Funds. Expenses for the period ended February 29, 2012 for the Y, Retirement, and C Classes for Zebra Large Cap Equity and Zebra Small Cap Equity were less than $500.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the six months ended February 29, 2012, the Zebra Small Cap Equity Fund borrowed from the Short Term Bond Fund on average $26,090 for 1 day at an

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

average rate of 0.76% with interest charges of $1, Zebra Small Cap Equity also borrowed from the Money Market Select Fund on average $142,192 for 3 days at an average rate of 0.74% with interest charges of $7, Zebra Large Cap Equity borrowed from the Short Term Bond Fund on average $528,753 for 7 days at an average rate of 0.79% with interest charges of $81 and the SiM High Yield Opportunities Fund borrowed from the Money Market Select Fund on average $657,891 for 6 days at an average rate of 0.74% with interest charges of $80.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense cap. For the period ended February 29, 2012, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap	Reimbursed Expenses	Expiration of Reimbursed Expenses
Zebra Large Cap Equity	Institutional	0.79%	$4,682	2015
Zebra Large Cap Equity	Y	0.89%	1,955	2015
Zebra Large Cap Equity	Investor	1.17%	9,743	2015
Zebra Large Cap Equity	Retirement	1.54%	29	2015
Zebra Large Cap Equity	A	1.29%	20,938	2015
Zebra Large Cap Equity	C	2.04%	1,226	2015
Zebra Small Cap Equity	Institutional	0.99%	7,566	2015
Zebra Small Cap Equity	Y	1.09%	2,913	2015
Zebra Small Cap Equity	Investor	1.37%	11,680	2015
Zebra Small Cap Equity	Retirement	1.74%	26	2015
Zebra Small Cap Equity	A	1.49%	13,334	2015
Zebra Small Cap Equity	C	2.24%	2,448	2015
SiM High Yield Opportunities	Institutional	0.84%	33,414	2015
SiM High Yield Opportunities	Y	0.94%	4,790	2015
SiM High Yield Opportunities	Investor	1.22%	22,284	2015
SiM High Yield Opportunities	A	1.34%	19,216	2015
SiM High Yield Opportunities	C	2.09%	8,438	2015

Of these amounts, $19,003, $16,269, $43,000, and $6,762 are receivables from the Managers of the Zebra Large Cap Equity, Zebra Small Cap Equity, and SiM High Yield Opportunities Funds, respectively, as of February 29, 2012. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses will expire in 2015. The Funds have not recorded a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the six months ended February 29, 2012 there has been $1,204, $1,416, and $35,112 in sales commissions from the sale of A Class shares for the Zebra Large Cap Equity, Zebra Small Cap Equity, and SiM High Yield Opportunities Funds, respectively that were received by Foreside.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant that they will, in the judgment of the pricing committee of the Funds, clearly and materially affect the value of securities, the foreign market closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

Valuation Inputs

Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds which are redeemable within 90 days of the measurement date, will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value.

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Funds’ securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by the Manager.

When the Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Funds’ NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

The Funds’ investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all significant transfers between any levels to be disclosed. During the six months ended February 29, 2012, there were no significant transfers into or out of any level for the Funds. As of February 29, 2012, the investments were classified as described below: (in thousands)

Zebra Large Cap Equity	Level 1	Level 2	Level 3		Total
Common Stock	$14,505	$—	-$	—	$14,505
Short-Term Investments	682	—		—	682

Total Investments in Securities	$15,187	$—		$—	$15,187

Futures Contracts	$5	—		—	$5

Zebra Small Cap Equity	Level 1	Level 2	Level 3		Total
Common Stock	$7,057	$—		$—	$7,057
Short-Term Investments	448	—		—	448

Total Investments in Securities	$7,505	$—		$—	$7,505

Futures Contracts	$2	—		—	$2

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

SiM High Yield Opportunities	Level 1	Level 2	Level 3	Total
Common Stock	$1,067	$—	$—	$1,067
Preferred Stock	—	2,132	—	2,132
Corporate Obligations	—	70,090	—	70,090
Convertible Obligations	—	5,503	—	5,503
Sovereign Obligations	—	2,106	—	2,106
U.S. Agency Obligations	—	2,031	—	2,031
Short-Term Investments	3,962	—	—	3,962

Total Investments in Securities	$5,029	$82,862	$—	$86,891

Financial derivative instruments-assets*	Level 1	Level 2	Level 3	Total
Credit Contracts	$—	$77	$—	$77
Equity Contracts	—	—	—	—
Foreign Exchange Contracts	—	—	—	—
Interest Rate Contracts	—	—	—	—

	$—	$77	$—	$77

Financial derivative instruments-liabilities*	Level 1	Level 2	Level 3	Total
Credit Contracts	$—	$(19)	$—	$(19)
Equity Contracts	(190)	—	—	(190)
Foreign Exchange Contracts	—	—	—	—
Interest Rate Contracts	—	—	—	—

	$(190)	$(19)	$—	$(209)

*	Financial derivative instruments may include open futures contracts, swap agreements, written option, and foreign currency contracts.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expense and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statement of Operations.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable. For the six months ended February 29, 2012, the Funds did not have any commission recapture.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class . Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and other Investments

Repurchase Agreements

Under the terms of a repurchase agreement, securities are acquired by the Fund from a securities dealer or a bank that are subject to resale at a later date. Repurchase agreements are fully collateralized by government securities. All collateral is valued at cost, which approximates market value and is held at the custodian bank. The collateral is monitored daily by the Investment Advisor from reports provided by the custody bank to make the determination that the collateral’s market value exceeds the carrying value of the repurchase agreement plus accrued interest.

Inflation-Indexed Bonds

The SiM High Yield Opportunities Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

Payment In-Kind Securities

The SiM High Yield Opportunities Fund may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a prorata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statements of Assets and Liabilities.

Restricted Securities

The SiM High Yield Opportunities Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the six months ended February 29, 2012 are disclosed in the Notes to the Schedule of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

5. Financial Derivative Instruments

Options Contracts

The SiM High Yield Opportunities Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

The SiM High Yield Opportunities Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Swap Agreements

The SiM High Yield Opportunities Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Manager pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of February 29, 2012 for which the Fund is the seller of protection is disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements

The SiM High Yield Opportunities Fund is subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) cancellable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money market indices.

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

Forward Foreign Currency Contracts

The SiM High Yield Opportunities Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Funds usually reflect this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation or depreciation until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Zebra Large Cap Equity

Values of Derivative Instruments not accounted for as hedging instruments as of February 29, 2012

Statement of Assets and Liabilities	Asset Derivatives	Fair Value
Unrealized appreciation of investments, futures contracts, and foreign currency translations	Equity Contracts*	$5,255

Effect of derivative instruments not accounted for as hedging instruments during the six months ended February 29, 2012

Statement of Operations	Derivative	Fair Value
Net realized gain (loss) from futures contracts	Equity Contracts	$52,282
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	1,427

Zebra Small Cap Equity

Values of Derivative Instruments not accounted for as hedging instruments as of February 29, 2012

Statement of Assets and Liabilities	Asset Derivatives	Fair Value
Unrealized appreciation of investments, futures contracts, and foreign currency translations	Equity Contracts*	$1,570

Effect of derivative instruments not accounted for as hedging instruments during the six months ended February 29, 2012

Statement of Operations	Derivative	Fair Value
Net realized gain (loss) from futures contracts	Equity Contracts	$53,791
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	(12,222)

*	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedules of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

The following is a summary of the fair valuations of the SiM High Yield Opportunities Fund’s derivative instruments categorized by risk exposure(1)(3):

SiM High Yield Opportunities

Fair values of financial instruments on the Statements of Assets and Liabilities as of February 29, 2012 (in thousands):

	Derivatives not accounted for as hedging instruments
Assets:	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Investments, at value (purchased options contracts)	$—	$—	$—	$—	$—
Unrealized appreciation of foreign currency contracts	—	—	—	—	—
Unrealized appreciation of swap agreements	77	—	—	—	77

Subtotal	77	—	—	—	77

Liabilities:
Payable for variation margin on open futures contracts (2)	—	—	—	(190)	(190)
Written option contracts outstanding	—	—	—	—	—
Unrealized depreciation of foreign currency contracts	—	—	—	—	—
Unrealized depreciation of swap agreements	(19)	—	—	—	(19)

Subtotal	$(19)	$—	$—	$(190)	$(209)

The effect of financial derivative instruments on the Statements of Operations for the six months ended February 29, 2012 (in thousands):

	Derivatives not accounted for as hedging instruments
Realized gain (loss) on derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts		Interest rate contracts	Total
Net realized gain (loss) from futures contracts, written options, and swap agreements	$—		$—	$194	$194
Net realized gain (loss) from foreign currency transactions	—		—	—	—

	$—		$—	$194	$194

Net change in unrealized appreciation (depreciation) on derivatives recognized as a result from operations:
Change in net unrealized appreciation (depreciation) on futures contracts, written option contracts and swap agreements	$58	$	— $	(191)	$(133)
Change in net unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—		—	—	—

	$58	$	— $	(191)	$(133)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of ($191) as reported in the Notes to the Schedules of Investments.
(3)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party of a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks

The SiM High Yield Opportunities Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the SiM High Yield Opportunities Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The SiM High Yield Opportunities Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

that improves legal certainty. Since different types of forward and Over the Counter (“OTC”) derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the SiM High Yield Opportunities Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The fair value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedule of Investments.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. The tax year ended August 31, 2011 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The SiM High Yield Opportunities Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

The tax character of distributions paid during the six months ended February 29, 2012 and the fiscal year ended August 31, 2011 are as follows (in thousands):

	Zebra Large Cap Equity		Zebra Small Cap Equity		SiM High Yield Opportunities
	Six months ended February 29, 2012	Year Ended August 31, 2011	Six months ended February 29, 2012	Year Ended August 31, 2011	Six months ended February 29, 2012	Year Ended August 31, 2011
	(unaudited)		(unaudited)		(unaudited)
Distributions paid from:
Ordinary income*:
Institutional Class	$19	$11	$10	$9	$470	$336
Y Class	9	7	5	3	50	4
Investor Class	33	16	7	10	579	53
Retirement Class	—	—	—	—	—	—
A Class	56	11	3	4	257	55
C Class	1	1	—	1	92	22
Long-term capital gain:
Institutional Class	—	—	22	—	—	—
Y Class	—	—	11	—	—	—
Investor Class	—	—	39	—	—	—
Retirement Class	—	—	—	—	—	—
A Class	—	—	44	—	—	—
C Class	—	—	9	—	—	—
Tax basis return of capital:
Institutional Class	—	—	—	—	12	6
Y Class	—	—	—	—	1	—
Investor Class	—	—	—	—	16	1
Retirement Class	—	—	—	—	—	—
A Class	—	—	—	—	7	—
C Class	—	—	—	—	3	1

Total distributions paid	$118	$46	$150	$27	$1,487	$478

As of February 29, 2012, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

	Zebra Large Cap Equity	Zebra Small Cap Equity	SiM High Yield Opportunities
Cost basis of investments for federal income tax purposes	$14,452	$7,072	$85,309

Unrealized appreciation	1,039	681	1,915
Unrealized depreciation	(304)	(248)	(333)

Net unrealized appreciation or (depreciation)	735	433	1,582

Undistributed ordinary income	22	2	—
Accumulated long-term gain (loss)	26	(21)	(38)
Other temporary differences	—	95	65

Distributable earnings (deficit)	$783	$509	$1,609

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gain (loss) on certain derivative instruments, reclassifications of income from real estate investment securities, and reclassification of income from publicly traded partnerships.

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

Due to inherent differences in the recognition of income and expenses and realized gains and (losses) under U.S. GAAP and federal tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassed on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency and income from publicly traded partnerships that have been reclassified as of February 29, 2012 (in thousands):

	Zebra Large Cap Equity	Zebra Small Cap Equity	SiM High Yield Opportunities
Paid-in-capital	$—	$1	$(38)
Undistributed net investment income	(1)	—	5
Accumulated net realized gain (loss)	—	(1)	34
Unrealized appreciation or (depreciation) of investments, futures contracts and foreign currency	1	—	(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year registered investment company (“RIC”) during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses incurred that will be carried forward under the provisions of the RIC MOD are as follows (in thousands):

	Loss Carryforward Character
Fund	Short term	Long term	Total
Zebra Large Cap Equity	$—	$—	$—
Zebra Small Cap Equity	21	—	21
SiM High Yield Opportunities	38	—	88

The SiM High Yield Opportunities Fund utilized $56 of net capital loss carryforwards (in thousands) for the six months ended February 29, 2012.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the six months ended February 29, 2012 were (in thousands):

	Purchases	Sales
Zebra Large Cap Equity	$6,241	$6,330
Zebra Small Cap Equity	2,954	2,790
SiM High Yield Opportunities	72,450	9,970

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Six Months ended February 29, 2012

	Institutional Class			Y Class		Investor Class
Zebra Large Cap Equity	Shares	Amount		Shares	Amount	Shares	Amount
Shares sold	31	$353		14	$168	35	$408
Reinvestment of dividends	2	19		1	8	2	27
Shares redeemed	(24)	(273)		(14)	(161)	(206)	(2,526)

Net increase (decrease) in shares outstanding	9	$99		1	$15	(169)	$(2,091)

	Retirement Class			A Class		C Class
Zebra Large Cap Equity	Shares	Amount		Shares	Amount	Shares	Amount
Shares sold	—	$—		184	$2,119	3	$36
Reinvestment of dividends	—	—		3	30	—	1
Shares redeemed	—	—		(60)	(678)	—	—

Net increase in shares outstanding	—	$—		127	$1,471	3	$37

	Institutional Class			Y Class		Investor Class
Zebra Small Cap Equity	Shares	Amount		Shares	Amount	Shares	Amount
Shares sold	43	$520		42	$485	24	$285
Reinvestment of dividends	3	31		1	17	4	44
Shares redeemed	(46)	(542)		(2)	(25)	(44)	(492)

Net increase (decrease) in shares outstanding	—	$9		41	$477	(16)	$(163)

	Retirement Class			A Class		C Class
Zebra Small Cap Equity	Shares	Amount		Shares	Amount	Shares	Amount
Shares sold	—	$—		36	$414	5	$57
Reinvestment of dividends	—	—		4	42	1	9
Shares redeemed	—	—		(52)	(561)	(2)	(19)

Net increase (decrease) in shares outstanding	—	$—		(12)	$(105)	4	$47

	Institutional Class			Y Class		Investor Class
SiM High Yield Opportunities	Shares	Amount		Shares	Amount	Shares	Amount
Shares sold	805	$7,707		282	$2,669	4,203	$40,119
Reinvestment of dividends	47	439		6	51	45	428
Shares redeemed	(27)	(241	)*	(6)	(51)*	(271)	(2,457)*

Net increase in shares outstanding	825	$7,905		282	$2,669	3,977	$38,090

	A Class			C Class
SiM High Yield Opportunities	Shares	Amount		Shares	Amount
Shares sold	1,017	$9,718		667	$6,398
Reinvestment of dividends	13	122		7	64
Shares redeemed	(60)	(543	)*	(7)	(62)*

Net increase in shares outstanding	970	$9,297		667	$6,400

American Beacon Funds

Notes to Financial Statements

February 29, 2012 (Unaudited)

Period end August 31, 2011

	Institutional Class			Y Class		Investor Class
Zebra Large Cap Equity	Shares	Amount		Shares	Amount	Shares	Amount
Shares sold	250	$3,094		63	$720	374	$4,438
Reinvestment of dividends	1	11		—	7	1	16
Shares redeemed	(196)	(2,321)		(5)	(65)	(25)	(292)

Net increase in shares outstanding	55	$784		58	$662	350	$4,162

	Retirement Class			A Class		C Class
Zebra Large Cap Equity	Shares	Amount		Shares	Amount	Shares	Amount
Shares sold	—	$—		662	$8,036	38	$462
Reinvestment of dividends	—	—		1	7	—	—
Shares redeemed	—	—		(24)	(283)	—	(1)

Net increase in shares outstanding	—	$—		639	$7,760	38	$461

	Institutional Class			Y Class		Investor Class
Zebra Small Cap Equity	Shares	Amount		Shares	Amount	Shares	Amount
Shares sold	169	$2,082		85	$1,016	208	$2,408
Reinvestment of dividends	1	8		—	3	1	10
Shares redeemed	(152)	(1,799)		(63)	(759)	(16)	(191)

Net increase in shares outstanding	18	$291		22	$260	193	$2,227

	Retirement Class			A Class		C Class
Zebra Small Cap Equity	Shares	Amount		Shares	Amount	Shares	Amount
Shares sold	—	$—		227	$2,726	47	$557
Reinvestment of dividends	—	—		—	4	—	1
Shares redeemed	—	—		(11)	(134)	(10)	(112)

Net increase in shares outstanding	—	$—		216	$2,596	37	$446

	Institutional Class			Y Class		Investor Class
SiM High Yield Opportunities	Shares	Amount		Shares	Amount	Shares	Amount
Shares sold	1,426	$10,234		40	$385	522	$5,116
Reinvestment of dividends	31	301		—	4	4	34
Shares redeemed	(412)	(4,108	)*	—	(1)*	(4)	(40)*

Net increase in shares outstanding	1,045	$6,427		40	$388	522	$5,110

	A Class			C Class
SiM High Yield Opportunities	Shares	Amount		Shares	Amount
Shares sold	526	$5,160		130	$1,286
Reinvestment of dividends	3	27		2	18
Shares redeemed	(5)	(50	)*	—	(1)*

Net increase in shares outstanding	524	$5,137		132	$1,303

*	Net of Redemption Fees

American Beacon Zebra Large Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class					Investor Class
	Six Months Ended February 29, 2012		Year Ended August 31, 2011	June 1 to August 31, 2010		Six Months Ended February 29, 2012		Year Ended August 31, 2011	June 1 to August 31, 2010		Six Months Ended February 29, 2012		Year Ended August 31, 2011
	(unaudited)					(unaudited)					(unaudited)
Net asset value, beginning of period	$11.46		$10.10	$10.00		$11.58		$10.10	$10.00		$11.53		$10.08

Income from investment operations:
Net investment income	0.09		0.23	0.05		0.08		0.13	0.02	A	0.08		0.09
Net gains on securities (both realized and unrealized)	0.94		1.41	0.05		0.96		1.51	0.08		0.95		1.51

Total income from investment operations	1.03		1.64	0.10		1.04		1.64	0.10		1.03		1.60

Less distributions:
Dividends from net investment income	(0.12)		(0.17)	—		(0.12)		(0.05)	—		(0.09)		(0.04)
Distributions from net realized gains on securities	—		(0.11)	—		—		(0.11)	—		—		(0.11)
Return of capital	—		—	—		—		—	—		—		—

Total distributions	(0.12)		(0.28)	—		(0.12)		(0.16)	—		(0.09)		(0.15)

Net asset value, end of period	$12.37		$11.46	$10.10		$12.50		$11.58	$10.10		$12.47		$11.53

Total return B	9.09	%C	16.19%	1.00	%C	9.11	%C	16.18%	1.00	%C	8.98	%C	15.86%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,027		$1,776	$1,005		$845		$768	$84		$2,392		$4,160
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.25%		2.38%	6.33	%D	1.33%		2.57%	6.00	%D	1.62%		2.45%
Expenses, net of reimbursements	0.76%		0.77%	0.79	%D	0.84%		0.86%	0.89	%D	1.14%		1.14%
Net investment income (loss), before reimbursements	1.14%		(0.16)%	(3.63	)%D	1.04%		(0.42)%	(3.24	)%D	0.69%		(0.23)%
Net investment income, net of reimbursements	1.63%		1.45%	1.91	%D	1.53%		1.29%	1.87	%D	1.17%		1.08%
Portfolio turnover rate	43	%C	24%	0	%C,E	43	%C	24%	0	%C,E	43	%C	24%

A	Based on average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

American Beacon Zebra Large Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

		Retirement Class					A Class					C Class
June 1 to August 31, 2010		Six Months Ended February 29, 2012		Year Ended August 31, 2011	June 1 to August 31, 2010		Six Months Ended February 29, 2012		Year Ended August 31, 2011	June 1 to August 31, 2010		Six Months Ended February 29, 2012		Year Ended August 31, 2011
		(unaudited)					(unaudited)					(unaudited)
$10.00		$11.49		$10.08	$10.00		$11.54		$10.08	$10.00		$11.46		$10.32

0.03	A	0.05		0.09	0.03		0.06		0.03	0.03		0.02		0.02
0.05		0.95		1.48	0.05		0.95		1.56	0.05		0.95		1.25

0.08		1.00		1.57	0.08		1.01		1.59	0.08		0.97		1.27

—		(0.05)		(0.05)	—		(0.07)		(0.02)	—		(0.03)		(0.02)
—		—		(0.11)	—		—		(0.11)	—		—		(0.11)
—		—		—	—		—		—	—		—		—

—		(0.05)		(0.16)	—		(0.07)		(0.13)	—		(0.03)		(0.13)

$10.08		$12.44		$11.49	$10.08		$12.48		$11.54	$10.08		$12.40		$11.46

0.80	%C	8.73	%C	15.50%	0.80	%C	8.85	%C	15.74%	0.80	%C	8.45	%C	12.24%

$114		$1		$1	$1		$9,561		$7,369	$1		$513		$437

6.12	%D	6.49%		142.53%	7.00	%D	1.76%		2.26%	7.17	%D	2.50%		3.92%
0.93	%D	1.50%		1.41%	1.54	%D	1.25%		1.25%	1.32	%D	1.96%		1.96%
(3.86	)%D	(4.11)%		(140.35)%	(4.30	)%D	0.62%		(0.11)%	(4.53	)%D	(0.14)%		(1.76)%
1.33	%D	0.87%		0.77%	1.17	%D	1.12%		0.90%	1.33	%D	0.40%		0.21%
0	%C,E	43	%C	24%	0	%C,E	43	%C	24%	0	%C,E	43	%C	24%

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Six Months Ended February 29, 2012		Year Ended August 31, 2011	June 1 to August 31, 2010		Six Months Ended February 29, 2012		Year Ended August 31, 2011	June 1 to August 31, 2010
	(unaudited)					(unaudited)
Net asset value, beginning of period	$11.30		$9.63	$10.00		$11.36		$9.62	$10.00

Income from investment operations:
Net investment income (loss)	0.08		0.17	0.03		(0.04)		0.15	0.03
Net gains (losses) on securities (both realized and unrealized)	1.48		1.66	(0.40)		1.61		1.66	(0.41)

Total income (loss) from investment operations	1.56		1.83	(0.37)		1.57		1.81	(0.38)

Less distributions:
Dividends from net investment income	(0.10)		(0.11)	—		(0.11)		(0.02)	—
Distributions from net realized gains on securities	(0.22)		(0.05)	—		(0.22)		(0.05)	—
Return of capital	—		—	—		—		—	—

Total distributions	(0.32)		(0.16)	—		(0.33)		(0.07)	—

Net asset value, end of period	$12.54		$11.30	$9.63		$12.60		$11.36	$9.62

Total return B	14.05	%C	18.93%	(3.70	)%C	14.05	%C	18.81%	(3.80	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,467		$1,325	$959		$803		$255	$1
Ratios to average net assets (annualized):
Expenses, before reimbursements	2.11%		3.24%	18.32	%D	2.20%		3.08%	183.72	%D
Expenses, net of reimbursements	0.99%		0.99%	0.99	%D	1.08%		1.09%	1.09	%D
Net investment income (loss), before reimbursements	0.03%		(1.16)%	(16.04	)%D	(0.10)%		(1.25)%	(181.45	)%D
Net investment income (loss), net of reimbursements	1.14%		1.09%	1.28	%D	1.02%		0.75%	1.18	%D
Portfolio turnover rate	44	%C	66%	1	%C,E	44	%C	66%	1	%C,E

A	Based on average shares outstanding.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					Retirement Class					A Class					C Class
Six Months Ended February 29, 2012		Year Ended August 31, 2011	June 1 to August 31, 2010		Six Months Ended February 29, 2012		Year Ended August 31, 2011	June 1 to August 31, 2010		Six Months Ended February 29, 2012		Year Ended August 31, 2011	June 1 to August 31, 2010		Six Months Ended February 29, 2012		Year Ended August 31, 2011
(unaudited)					(unaudited)					(unaudited)					(unaudited)
$11.31		$9.62	$10.00		$11.26		$9.61	$10.00		$11.32		$9.61	$10.00		$11.24		$9.94

0.04		0.06	0.01	A	0.02		0.04	0.01		0.04		0.02	0.02		(0.01)		(0.02)
1.51		1.71	(0.39)		1.50		1.69	(0.40)		1.49		1.76	(0.41)		1.49		1.38

1.55		1.77	(0.38)		1.52		1.73	(0.39)		1.53		1.78	(0.39)		1.48		1.36

(0.04)		(0.03)	—		—		(0.03)	—		(0.01)		(0.02)	—		—		(0.01)
(0.22)		(0.05)	—		(0.22)		(0.05)	—		(0.22)		(0.05)	—		(0.22)		(0.05)
—		—	—		—		—	—		—		—	—		—		—

(0.26)		(0 .08)	—		(0.22)		(0.08)	—		(0.23)		(0 .07)	—		(0.22)		(0.06)

$12.60		$11.31	$9.62		$12.56		$11.26	$9.61		$12.62		$11.32	$9.61		$12.50		$11.24

13.90	%C	18.34%	(3.80	)%C	—	%C	18.00%	(3.90	)%C	13.72	%C	18.48%	(3.90	)%C	13.34	%C	13.64%

$2,253		$2,207	$24		$1		$1	$1		$2,582		$2,451	$1		$512		$410

2.52%		3.18%	55.64	%D	6.17%		143.33%	184.07	%D	2.63%		3.20%	186.19	%D	3.30%		4.35%
1.37%		1.36%	1.36	%D	1.69%		1.67%	1.74	%D	1.49%		1.47%	1.49	%D	2.22%		2.22%
(0.45)%		(1.21)%	(53.84	)%D	(4.08)%		(141.30)%	(181.81	)%D	(0.55)%		(1.29)%	(183.90	)%D	(1.22)%		(2.44)%
0.70%		0.61%	0.43	%D	0.40%		0.36%	0.52	%D	0.59%		0.43%	0 .80	%D	(0.15)%		(0.31)%
44	%C	66%	1	%C,E	44	%C	66%	1	%C,E	44	%C	66%	1	%C,E	44	%C	66%

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class				Y Class				Investor Class
	Six Months Ended February 29, 2012		February 14 to August 31, 2011		Six Months Ended February 29, 2012		February 14 to August 31, 2011		Six Months Ended February 29, 2012
	(unaudited)				(unaudited)				(unaudited)
Net asset value, beginning of period	$9.42		$10.00		$9.41		$10.00		$9.38

Income from investment operations:
Net investment income	0.37		0.37		0.37		0.36		0.35
Net gains (losses) on securities (both realized and unrealized)	0.43		(0.58)		0.43		(0.59)		0.43

Total income (loss) from investment operations	0.80		(0.21)		0.80		(0.23)		0.78

Less distributions:
Dividends from net investment income	(0.37)		(0.37)		(0.37)		(0.36)		(0.35)
Distributions from net realized gains on securities	—		—		—		—		—
Total distributions	(0.37)		(0.37)		(0.37)		(0.36)		(0.35)

Redemption fees added to beneficial interests A	—		—		—		—		—
Net asset value, end of period	$9.85		$9.42		$9.84		$9.41		$9.81

Total return B	8.76	%C	(2.24	)%C	8.71	%C	(2.44	)%C	8.57	%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$18,408		$9,839		$3,166		$378		$44,143
Ratios to average net assets (annualized):
Expenses, before reimbursements	1.39%		2.62	%D	1.66%		5.04	%D	1.48%
Expenses, net of reimbursements	0.84%		0.82	%D	0.93%		0.92	%D	1.20%
Net investment income, before reimbursements	7.39%		5.03	%D	7.09%		2.87	%D	7.18%
Net investment income, net of reimbursements	7.94%		6.83	%D	7.83%		6.99	%D	7.46%
Portfolio turnover rate	31	%C	20	%E	31	%C	20	%E	31	%C

A	Amounts represent less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 14, 2011, the inception date, through August 31, 2011.

American Beacon SiM High Yield Opportunities Fund

Financial Highlights

(For a share outstanding throughout the period)

	A Class				C Class
February 14 to August 31, 2011	Six Months Ended February 29, 2012		February 14 to August 31, 2011		Six Months Ended February 29, 2012		February 14 to August 31, 2011
	(unaudited)				(unaudited)
$10.00	$9.41		$10.00		$9.42		$10.00

0.35	0.35		0.34		0.31		0.30
(0.62)	0.43		(0.59)		0.43		(0.58)

(0.27)	0.78		(0.25)		0.74		(0.28)

(0.35)	(0.35)		(0.34)		(0.31)		(0.30)
—	—		—		—		—
(0.35)	(0.35)		(0.34)		(0.31)		(0.30)

—	—		—		—		—
$9.38	$9.84		$9.41		$9.85		$9.42

(2.85)%C	8.49	%C	(2.61	)%C	8.09	%C	(2.88	)%C

$4,894	$14,706		$4,932		$7,866		$1,239

2.78%D	1.86%		2.92	%D	2.64%		4.03	%D
1.19%D	1.33%		1.31	%D	2.05%		2.07	%D
5.14%D	6.88%		4.98	%D	6.06%		3.98	%D
6.73%D	7.42%		6.60	%D	6.65%		5.94	%D
20%E	31	%C	20	%E	31	%C	20	%E

American Beacon Funds

Privacy Policy

February 29, 2012 (Unaudited)

Privacy Policy

The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
American Beacon Funds
Call (800) 658-5811	P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling
1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Funds’ website (www.americanbeaconfunds.com) approximately sixty days after the end of each quarter.

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling
1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended August 31 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Zebra Large Cap Equity Fund, American Beacon Zebra Small Cap Equity Fund, and American Beacon SiM High Yield Opportunities Fund are service marks of American Beacon Advisors, Inc.

SAR 2/12

ITEM 2.	CODE OF ETHICS.

Not applicable to the semi-annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to the semi-annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to the semi-annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable to the semi-annual filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as
EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: September 14, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: September 14, 2012

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: September 14, 2012